Exhibit 4.1

================================================================================





                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                                    Depositor



                         WILSHIRE SERVICING CORPORATION
                                 Master Servicer



                              LASALLE NATIONAL BANK
                                     Trustee


                                       and


                               ABN AMRO BANK N.V.
                                  Fiscal Agent



                     ---------------------------------------

                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 1, 1997

                     ---------------------------------------




                       Mortgage Pass-Through Certificates

                                Series 1997-HUD2




================================================================================

                                                  TABLE OF CONTENTS
                                                  -----------------

         SECTION                                                                                               PAGE
         -------                                                                                               ----

ARTICLE I

         DEFINITIONS

         1.01.     Defined Terms..................................................................................5
                   401(c) Regulations.............................................................................5
                   Accrued Certificate Interest...................................................................5
                   Additional Class A-WAC Distribution Amount.....................................................6
                   Adjustment Date................................................................................6
                   Affiliate......................................................................................6
                   Agreement......................................................................................6
                   Arrearage......................................................................................6
                   Assignment.....................................................................................6
                   Available Distribution Amount..................................................................7
                   Bankruptcy Code................................................................................7
                   Basic Class A-WAC Distribution Amount..........................................................7
                   Book-Entry Certificate.........................................................................7
                   Book-Entry Custodian...........................................................................8
                   BPO     .......................................................................................8
                   Business Day...................................................................................8
                   Certificate....................................................................................8
                   Certificate Balance............................................................................8
                   Certificate Factor.............................................................................8
                   Certificate Notional Amount....................................................................9
                   Certificate Owner..............................................................................9
                   Certificate Register" and "Certificate Registrar...............................................9
                   Certificateholder" or "Holder..................................................................9
                   Class   .......................................................................................9
                   Class A-1 Certificate..........................................................................9
                   Class A-2 Certificate.........................................................................10
                   Class A-3 Certificate.........................................................................10
                   Class A-4 Certificate.........................................................................10
                   Class A-WAC Certificate.......................................................................10
                   Class B Certificate...........................................................................10
                   Class B Percentage............................................................................10
                   Class B-1 Certificate.........................................................................10
                   Class B-2 Certificate.........................................................................10
                   Class B-3 Certificate.........................................................................10
                   Class B-4 Certificate.........................................................................11
                   Class B-5 Certificate.........................................................................11
                   Class B-6 Certificate.........................................................................11


         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Class Certificate Balance.....................................................................11
                   Class IO Certificate..........................................................................11
                   Class Notional Amount.........................................................................11
                   Class R-I Certificate.........................................................................12
                   Class R-II Certificate........................................................................12
                   Class R-III Certificate.......................................................................12
                   Closing Date..................................................................................12
                   Code    ......................................................................................12
                   Collection Account............................................................................12
                   Commission....................................................................................12
                   Component.....................................................................................12
                   Component Notional Amount.....................................................................12
                   Corporate Trust Office........................................................................13
                   Custodian.....................................................................................13
                   Cut-off Date..................................................................................13
                   Cut-off Date Pool Arrearage...................................................................13
                   Cut-off Date Pool Legal Balance...............................................................13
                   Cut-off Date Pool Unpaid Principal Balance....................................................13
                   DCR     ......................................................................................13
                   Debt Service Reduction........................................................................13
                   Deficient Valuation...........................................................................13
                   Definitive Certificates.......................................................................13
                   Deleted Mortgage Loan.........................................................................14
                   Depositor.....................................................................................14
                   Depository....................................................................................14
                   Depository Institution........................................................................14
                   Depository Participant........................................................................14
                   Determination Date............................................................................14
                   Directly Operate..............................................................................14
                   Disqualified Organization.....................................................................14
                   Distribution Account..........................................................................15
                   Distribution Date.............................................................................15
                   Due Date......................................................................................15
                   Due Period....................................................................................15
                   Eligible Account..............................................................................15
                   ERISA   ......................................................................................16
                   Estate in Real Property.......................................................................16
                   Expense Account...............................................................................16
                   Extraordinary Trust Fund Expenses.............................................................16
                   FDIC    ......................................................................................16
                   FHA     ......................................................................................16
                   FHLMC   ......................................................................................16
                   Final Recovery Determination..................................................................16


         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Fiscal Agent..................................................................................16
                   FNMA    ......................................................................................16
                   Forbearance Payment...........................................................................17
                   Forbearance Period............................................................................17
                   Gross Margin..................................................................................17
                   HUD     ......................................................................................17
                   Independent...................................................................................17
                   Independent Contractor........................................................................17
                   Index   ......................................................................................18
                   Initial Class Certificate Balance.............................................................18
                   Initial Forbearance Period Loan...............................................................18
                   Insurance Proceeds............................................................................18
                   Interest Accrual Period.......................................................................18
                   Interest Distribution Amount..................................................................18
                   Late Collections..............................................................................18
                   Legal Balance.................................................................................18
                   Liquidation Event.............................................................................18
                   Liquidation Proceeds..........................................................................19
                   Loan-to-Value Ratio...........................................................................19
                   Master Servicer...............................................................................19
                   Master Servicer Event of Default..............................................................19
                   Master Servicer Remittance Date...............................................................19
                   Maximum Mortgage Rate.........................................................................19
                   Minimum Mortgage Rate.........................................................................19
                   Modified Scheduled Payment....................................................................19
                   Moody's ......................................................................................20
                   Mortgage......................................................................................20
                   Mortgage File.................................................................................20
                   Mortgage Loan.................................................................................20
                   Mortgage Loan Purchase Agreement..............................................................20
                   Mortgage Loan Schedule........................................................................20
                   Mortgage Loan Seller..........................................................................21
                   Mortgage Note.................................................................................21
                   Mortgage Pool.................................................................................21
                   Mortgage Rate.................................................................................21
                   Mortgaged Property............................................................................22
                   Mortgagor.....................................................................................22
                   Net Mortgage Rate.............................................................................22
                   New Lease.....................................................................................22
                   Nonrecoverable Payment Advance................................................................22
                   Non-United States Person......................................................................22
                   Officers' Certificate.........................................................................22
                   Opinion of Counsel............................................................................22


         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Original Monthly Payment......................................................................23
                   Original Mortgage Loan........................................................................23
                   Ownership Interest............................................................................23
                   P&I Certificates..............................................................................23
                   Pass-Through Rate.............................................................................23
                   Payment Advance...............................................................................25
                   Percentage Interest...........................................................................25
                   Periodic Rate Cap.............................................................................25
                   Permitted Investments.........................................................................25
                   Permitted Transferee..........................................................................26
                   Person  ......................................................................................26
                   Plan    ......................................................................................26
                   Plurality Residual Certificateholder..........................................................26
                   Prepayment Assumption.........................................................................27
                   Prepayment Interest Shortfall.................................................................27
                   Prepayment Period.............................................................................27
                   Principal Prepayment..........................................................................27
                   Purchase Price................................................................................27
                   Qualified Substitute Mortgage Loan............................................................28
                   Rating Agency or Rating Agencies..............................................................28
                   Realized Loss.................................................................................29
                   Record Date...................................................................................30
                   Regular Interest..............................................................................30
                   Relief Act....................................................................................30
                   Relief Act Interest Shortfall.................................................................30
                   REMIC   ......................................................................................30
                   REMIC I ......................................................................................30
                   REMIC I Regular Interest......................................................................30
                   REMIC I Remittance Rate.......................................................................31
                   REMIC II......................................................................................31
                   REMIC II Regular Interest.....................................................................31
                   REMIC II Regular Interest A...................................................................31
                   REMIC II Regular Interest IO..................................................................31
                   REMIC II Remittance Rate......................................................................32
                   REMIC III.....................................................................................32
                   REMIC III Certificate.........................................................................32
                   REMIC III Regular Certificate.................................................................32
                   REMIC Provisions..............................................................................32
                   Remittance Report.............................................................................32
                   Rents from Real Property......................................................................32
                   REO Account...................................................................................32
                   REO Disposition...............................................................................32
                   REO Imputed Interest..........................................................................32


         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   REO Principal Amortization....................................................................33
                   REO Property..................................................................................33
                   Request for Release...........................................................................33
                   Residential Dwelling..........................................................................33
                   Residual Arrearage Distribution Amount........................................................33
                   Residual Certificate..........................................................................33
                   Residual Interest.............................................................................33
                   Responsible Officer...........................................................................33
                   Scheduled Principal Balance...................................................................34
                   Senior P&I Certificates.......................................................................34
                   Senior Percentage.............................................................................34
                   Senior Prepayment Percentage..................................................................35
                   Senior Principal Distribution Amount..........................................................35
                   Servicing Account.............................................................................36
                   Servicing Advances............................................................................36
                   Servicing Fee.................................................................................36
                   Servicing Fee Rate............................................................................36
                   Servicing Officer.............................................................................36
                   Single Certificate............................................................................36
                   Startup Day...................................................................................37
                   Stated Principal Balance......................................................................37
                   Stayed Funds..................................................................................37
                   Subordinate Percentage........................................................................37
                   Subordinate Prepayment Percentage.............................................................38
                   Subordinate Principal Distribution Amount.....................................................38
                   Sub-Servicer..................................................................................38
                   Sub-Servicing Account.........................................................................38
                   Sub-Servicing Agreement.......................................................................38
                   Tax Returns...................................................................................38
                   Termination Price.............................................................................39
                   Transfer......................................................................................39
                   Transferee....................................................................................39
                   Transferor....................................................................................39
                   Trust Fund....................................................................................39
                   Trustee ......................................................................................39
                   Trustee's Fee.................................................................................39
                   Trustee's Fee Rate............................................................................39
                   Uncertificated Accrued Interest...............................................................39
                   Uncertificated Balance........................................................................40
                   Undistributed Arrearage.......................................................................40
                   Uninsured Cause...............................................................................40
                   United States Person..........................................................................40
                   Value   ......................................................................................41


         SECTION                                                                                               PAGE
         -------                                                                                               ----

                   Voting Rights.................................................................................41
         1.02.     Allocation of Certain Interest Shortfalls.....................................................41

ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS;
         ORIGINAL ISSUANCE OF CERTIFICATES

         2.01.     Conveyance of Mortgage Loans..................................................................42
         2.02.     Acceptance of REMIC I by Trustee..............................................................44
         2.03.     Cure of Breaches; Repurchase or Substitution of Mortgage Loans................................45
         2.04.     Representations and Warranties of the Depositor...............................................47
         2.05.     Execution, Authentication and Delivery of Class R-I Certificates;
                   Creation of REMIC I Regular Interests.........................................................49
         2.06.     Conveyance of REMIC I Regular Interests;
                   Acceptance of REMIC II by Trustee.............................................................49
         2.07.     Execution, Authentication and Delivery of Class R-II Certificates.............................50
         2.08.     Conveyance of REMIC II Regular Interests;
                   Acceptance of REMIC III by Trustee............................................................50
         2.09.     Execution, Authentication and Delivery of REMIC III Certificates..............................50
         2.10.     Representations, Warranties and Covenants of the Master Servicer..............................50

ARTICLE III

         ADMINISTRATION AND SERVICING
         OF THE TRUST FUND

         3.01.     Master Servicer to Act as Master Servicer.....................................................54
         3.02.     Sub-Servicing Agreements Between Master Servicer and
                   Sub-Servicers; Enforcement of Sub-Servicing Agreements and
                   the Mortgage Loan Purchase Agreement..........................................................56
         3.03.     Successor Sub-Servicers.......................................................................57
         3.04.     Liability of the Master Servicer..............................................................57
         3.05.     No Contractual Relationship Between Sub-Servicers and
                   Trustee or Certificateholders.................................................................58
         3.06.     Assumption or Termination of Sub-Servicing Agreements by Trustee..............................58
         3.07.     Collection of Certain Mortgage Loan Payments..................................................59
         3.08.     Sub-Servicing Accounts........................................................................59
         3.09.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts........................60
         3.10.     Collection Account and Distribution Account...................................................60
         3.11.     Withdrawals from the Collection Account and Distribution Account..............................63
         3.12.     Investment of Funds in the Collection Account and
                   the Distribution Account......................................................................65


         SECTION                                                                                               PAGE
         -------                                                                                               ----

         3.13.     [intentionally omitted].......................................................................66
         3.14.     Maintenance of Hazard Insurance and Errors and Omissions and
                   Fidelity Coverage.............................................................................66
         3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.....................................68
         3.16.     Realization Upon Defaulted Mortgage Loans.....................................................69
         3.17.     Trustee to Cooperate; Release of Mortgage Files...............................................71
         3.18.     Servicing Compensation........................................................................72
         3.19.     Reports to the Trustee; Collection Account Statements.........................................72
         3.20.     Statement as to Compliance....................................................................73
         3.21.     Independent Public Accountants' Servicing Report..............................................73
         3.22.     Access to Certain Documentation...............................................................74
         3.23.     Title, Management and Disposition of REO Property.............................................74
         3.24.     Obligations of the Master Servicer in Respect of
                   Prepayment Interest Shortfalls................................................................77
         3.25.     Expense Account...............................................................................77
         3.26.     Obligations of the Master Servicer in Respect of Mortgage Rates
                   and Monthly Payments..........................................................................78

ARTICLE IV

         PAYMENTS TO CERTIFICATEHOLDERS

         4.01.     Distributions.................................................................................79
         4.02.     Statements to Certificateholders..............................................................86
         4.03.     Remittance Reports; Payment Advances..........................................................89
         4.04.     Allocation of Extraordinary Trust Fund Expenses and Realized Losses...........................91
         4.05.     Commission Reporting..........................................................................92
         4.06.     Compliance with Withholding Requirements......................................................93

ARTICLE V

         THE CERTIFICATES

         5.01.     The Certificates..............................................................................94
         5.02.     Registration of Transfer and Exchange of Certificates.........................................96
         5.03.     Mutilated, Destroyed, Lost or Stolen Certificates............................................102
         5.04.     Persons Deemed Owners........................................................................102
         5.05.     Certain Available Information................................................................103


         SECTION                                                                                               PAGE
         -------                                                                                               ----

ARTICLE VI

         THE DEPOSITOR AND THE MASTER SERVICER

         6.01.     Liability of the Depositor and the Master Servicer...........................................104
         6.02.     Merger or Consolidation of the Depositor or the Master Servicer..............................104
         6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.....................104
         6.04.     Limitation on Resignation of the Master Servicer.............................................105
         6.05.     Rights of the Depositor in Respect of the Master Servicer....................................106

ARTICLE VII

         DEFAULT

         7.01.     Master Servicer Events of Default............................................................107
         7.02.     Trustee to Act; Appointment of Successor.....................................................109
         7.03.     Notification to Certificateholders...........................................................110
         7.04.     Waiver of Master Servicer Events of Default..................................................111

ARTICLE VIII

         CONCERNING THE TRUSTEE AND THE FISCAL AGENT

         8.01.     Duties of Trustee............................................................................112
         8.02.     Certain Matters Affecting the Trustee........................................................113
         8.03.     Trustee and Fiscal Agent Not Liable for Certificates or Mortgage Loans.......................114
         8.04.     Trustee and Fiscal Agent May Own Certificates................................................115
         8.05.     Trustee's Fees and Expenses..................................................................115
         8.06.     Eligibility Requirements for Trustee.........................................................115
         8.07.     Resignation and Removal of the Trustee.......................................................116
         8.08.     Successor Trustee............................................................................116
         8.09.     Merger or Consolidation of Trustee...........................................................117
         8.10.     Appointment of Co-Trustee or Separate Trustee................................................117
         8.11.     Appointment of Custodians....................................................................118
         8.12.     Appointment of Office or Agency..............................................................119
         8.13.     Representations and Warranties of the Trustee and the Fiscal Agent...........................119
         8.14.     The Fiscal Agent.............................................................................121


         SECTION                                                                                               PAGE
         -------                                                                                               ----

ARTICLE IX

         SPECIAL FORECLOSURE PROCEDURES
         AT OPTION OF THE HOLDER OF THE MAJORITY
         IN PERCENTAGE INTEREST IN THE CLASS B-6 CERTIFICATES

         9.01.     General......................................................................................122
         9.02.     Reports and Notices..........................................................................123
         9.03.     Election to Delay Foreclosure Proceedings....................................................124
         9.04.     Election to Commence Foreclosure Proceedings.................................................126
         9.05.     Termination..................................................................................128
         9.06.     Collateral Account...........................................................................128
         9.07.     Collateral Account Permitted Investments.....................................................129
         9.08.     Grant of Security Interest...................................................................129
         9.09.     Collateral Shortfalls........................................................................130

ARTICLE X

         TERMINATION

         10.01.    Termination Upon Repurchase or Liquidation of All Mortgage Loans.............................131
         10.02.    Additional Termination Requirements..........................................................133

ARTICLE XI

         REMIC PROVISIONS

         11.01.    REMIC Administration.........................................................................134
         11.02.    Prohibited Transactions and Activities.......................................................137
         11.03.    Master Servicer and Trustee Indemnification..................................................137

ARTICLE XII

         MISCELLANEOUS PROVISIONS

         12.01.    Amendment....................................................................................139
         12.02.    Recordation of Agreement; Counterparts.......................................................140
         12.03.    Limitation on Rights of Certificateholders...................................................140
         12.04.    Governing Law................................................................................141
         12.05.    Notices......................................................................................141
         12.06.    Severability of Provisions...................................................................142
         12.07.    Notice to Rating Agencies....................................................................142
         12.08.    Article and Section References...............................................................143


                                    EXHIBITS

         Exhibit A-1       Form of Class A-1 Certificate
         Exhibit A-2       Form of Class A-2 Certificate
         Exhibit A-3       Form of Class A-3 Certificate
         Exhibit A-4       Form of Class A-4 Certificate
         Exhibit A-5       Form of Class A-WAC Certificate
         Exhibit A-6       Form of Class B Certificate
         Exhibit A-7       Form of Class IO Certificate
         Exhibit A-8       Form of Class R-I Certificate
         Exhibit A-9       Form of Class R-II Certificate
         Exhibit A-10      Form of Class R-III Certificate
         Exhibit B         [Reserved]
         Exhibit C-1       Form of Trustee's Initial Certification
         Exhibit C-2       Form of Trustee's Final Certification
         Exhibit D         Form of Mortgage Loan Purchase Agreement
         Exhibit E-1       Request for Release
         Exhibit E-2       Request for Release Mortgage Loans paid in full
         Exhibit F-1       Form of Transferor Certificate
         Exhibit F-2A      Form I of Transferee Certificate
         Exhibit F-2B      Form II of Transferee Certificate
         Exhibit F-3       Form of Transfer Certificate in Connection with ERISA
         Exhibit G-1       File Layout for Master Servicer Remittance Report to Trustee
         Exhibit G-2       File Layout for Trustee Distribution Date Report to Master Servicer
         Exhibit H-1       Form of Transfer Affidavit and Agreement for Transfer of Residual
                           Certificates
         Exhibit H-2       Form of Transferor Certificate for Transfers of Residual Certificates

         Schedule 1        Mortgage Loan Schedule
         Schedule 2        Schedule of Initial Forbearance Period Loans
         Schedule 3        Schedule of Mortgage Loans with Reconstructed Mortgage Files

                   This Pooling and Servicing Agreement, is dated and effective as of November 1, 1997, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Wilshire Servicing Corporation as Master Servicer, LaSalle National Bank as Trustee and ABN AMRO Bank N.V.
as Fiscal Agent.

                             PRELIMINARY STATEMENT:

                   The Depositor intends to sell the Certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.

                   As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. REMIC I Regular Interest A will have an initial Uncertificated Balance equal to 98.36% of the Cut-off Date Pool Arrearage and will not bear interest. Each of the other 7,520 REMIC I Regular Interests will have an initial Uncertificated Balance equal to the Stated Principal Balance of the related Mortgage Loan as of the Cut-off Date and shall accrue interest at the related REMIC I Remittance Rate. Solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" of the REMIC I Regular Interests shall be August 25, 2034. None of the REMIC I Regular Interests will be certificated.

                    As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.

                        Remic II                 Initial Uncertificated           Latest Possible
Designation          Remittance Rate                     Balance                 Maturity Date (3)
-----------      -----------------------         ----------------------          -----------------

   A-1                Variable(1)               $ 143,824,000.00                  August 25, 2034
   A-2                Variable(1)               $  18,410,000.00                  August 25, 2034
   A-3                Variable(1)               $  29,302,000.00                  August 25, 2034
   A-4                Variable(1)               $  62,806,000.00                  August 25, 2034
   A                  N/A(2)                    $  66,681,956.00                  August 25, 2034
   IO                 Variable(1)               N/A                               August 25, 2034
   B-1                Variable(1)               $  28,295,000.00                  August 25, 2034
   B-2                Variable(1)               $  17,413,000.00                  August 25, 2034
   B-3                Variable(1)               $  17,413,000.00                  August 25, 2034
   B-4                Variable(1)               $  11,971,000.00                  August 25, 2034
   B-5                Variable(1)               $   8,706,000.00                  August 25, 2034
   B-6                Variable(1)               $  29,385,466.74                  August 25, 2034
----------------------

(1)  Calculated in accordance with the definition of "REMIC II Remittance Rate."
(2)  REMIC II Regular Interest A does not accrue interest.
(3) Designated as the date ten year after the first Distribution Date following the stated maturity date of the Mortgage Loan with the longest remaining term to scheduled maturity.


                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial Class Certificate Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for each of the Classes of Certificates or Components thereof representing "regular interests" in REMIC III.

       Class                      Pass-Through              Initial Class             Latest Possible
    Designation                       Rate               Certificate Balance          Maturity Date(4)
    -----------                       ----               -------------------          ----------------
Component A1-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component A2-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component A3-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component A4-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component B1-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component B2-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component B3-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component B4-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component B5-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component B6-WAC(1)                Variable(2)                 N/A(3)                 August 25, 2034
Component Arrearage(1)                 N/A                  $66,681,956.00            August 25, 2034
Class A-1                       6.590% per annum           $143,824,000.00            August 25, 2034
Class A-2                       6.750% per annum            $18,410,000.00            August 25, 2034
Class A-3                      6.850% per annum(5)          $29,302,000.00            August 25, 2034
Class A-4                      7.250% per annum(5)          $62,806,000.00            August 25, 2034
Class IO                        1.365% per annum           $367,525,466.74(6)         August 25, 2034
Class B-1                      7.000% per annum(5)          $28,295,000.00            August 25, 2034
Class B-2                      7.000% per annum(5)          $17,413,000.00            August 25, 2034
Class B-3                      7.000% per annum(5)          $17,413,000.00            August 25, 2034
Class B-4                      7.000% per annum(5)          $11,971,000.00            August 25, 2034
Class B-5                      7.000% per annum(5)           $8,706,000.00            August 25, 2034
Class B-6                      7.000% per annum(5)          $29,385,466.74            August 25, 2034


---------------------------------
(1) Constitutes a separate "regular interest" in REMIC III represented by the Class A-WAC Certificates.
(2)  Calculated in accordance with the definition of "Pass-Through Rate."
(3) Component A1-WAC, Component A2-WAC, Component A3-WAC, Component A4-WAC, Component B1-WAC, Component B2- WAC, Component B3-WAC, Component B4-WAC, Component B5-WAC and Component B6-WAC will not have stated amounts. Rather each will accrue interest as provided herein on a Component Notional Amount equal to: (i) in the case of Component A1-WAC, the Uncertificated Balance of REMIC II Regular Interest A-1 outstanding from time to time; (ii) in the case of Component A2-WAC, the Uncertificated Balance of REMIC II Regular Interest A-2 outstanding from time to time; (iii) in the case of Component A3-WAC, the Uncertificated Balance of REMIC II Regular Interest A-3 outstanding from time to time; (iv) in the case of Component A4-WAC, the Uncertificated Balance of REMIC II Regular Interest A-4 outstanding from time to time; (v) in the case of Component B1-WAC, the Uncertificated Balance of REMIC II Regular Interest B-1 outstanding from time to time;
     (vi) in the case of Component B2-WAC, the Uncertificated Balance of REMIC II Regular Interest B-2 outstanding from time to time; (vii) in the case of Component B3-WAC, the Uncertificated Balance of REMIC II Regular Interest B-3 outstanding from time to time; (viii) in the case of Component B4-WAC, the Uncertificated Balance of REMIC II Regular Interest B-4 outstanding from time to time; (ix) in the case of Component B5-WAC, the Uncertificated Balance of REMIC II Regular Interest B-5 outstanding from time to time; and
     (x) in the case of Component B6-WAC, the Uncertificated Balance of REMIC II Regular Interest B-6 outstanding from time to time.
(4) Designated as the date ten years after the first Distribution Date following the stated maturity date of the Mortgage Loan with the longest remaining term to scheduled maturity.
(5) Subject to the limitation set forth herein in the definition of "Pass-Through Rate."
(6)  Initial Class Notional Amount.

                  The aggregate Cut-off Date Pool Legal Balance of the Mortgage Loans (less the portion of Arrearage payable as fees and expenses), the aggregate initial Uncertificated Balance of the REMIC I Regular Interests, the aggregate initial Uncertificated Balance of the REMIC II Regular Interests, and the aggregate Initial Class Certificate Balance of the respective Classes of REMIC III Regular Certificates in each case will be $434,207,422.74.

                  Capitalized terms used but not otherwise defined in this Preliminary Statement, have the meanings assigned thereto in Article I.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Trustee and the Fiscal Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  "401(c) Regulations": The regulations to be issued by the United States Department of Labor pursuant to Section 401(c) of ERISA by no later than December 31, 1997 relating to which assets of an insurance company general account constitute "plan assets" of a Plan.

                  "Accrued Certificate Interest": With respect to any Class of P&I Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Class Certificate Balance outstanding immediately prior to such Distribution Date. With respect to the Class IO Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the Class Notional Amount thereof outstanding immediately prior to such Distribution Date. With respect to the Class A-WAC Certificates for any Distribution Date, the aggregate of: (i) one month's interest at the Pass-Through Rate applicable to Component A1-WAC for such Distribution Date, accrued on the Component Notional Amount of Component A1-WAC outstanding immediately prior to such Distribution Date; (ii) one month's interest at the Pass-Through Rate applicable to Component A2-WAC for such Distribution Date, accrued on the Component Notional Amount of Component A2-WAC outstanding immediately prior to such Distribution Date; (iii) one month's interest at the Pass-Through Rate applicable to Component A3-WAC for such Distribution Date, accrued on the Component Notional Amount of Component A3-WAC outstanding immediately prior to such Distribution Date; (iv) one month's interest at the Pass-Through Rate applicable to Component A4-WAC for such Distribution Date, accrued on the Component Notional Amount of Component A4-WAC outstanding immediately prior to such Distribution Date; (v) one month's interest at the Pass-Through Rate applicable to Component B1-WAC for such Distribution Date, accrued on the Component Notional Amount of Component B1-WAC outstanding immediately prior to such Distribution Date; (vi) one month's interest at the Pass-Through Rate applicable to Component B2-WAC for such Distribution Date, accrued on the Component Notional Amount of Component B2-WAC outstanding immediately prior to such Distribution Date; (vii) one month's interest at the Pass-Through Rate applicable to Component B3-WAC for such Distribution Date, accrued on the Component Notional Amount of Component B3-WAC outstanding immediately prior to such Distribution Date; (viii) one month's interest at the Pass-Through Rate applicable to Component B4-WAC for such Distribution Date, accrued on the Component Notional Amount of Component B4-WAC outstanding immediately prior to such Distribution Date; (ix) one month's interest at the Pass-Through Rate applicable to Component B5-WAC for such Distribution Date, accrued on the

Component Notional Amount of Component B5-WAC outstanding immediately prior to such Distribution Date; and (x) one month's interest at the Pass-Through Rate applicable to Component B6-WAC for such Distribution Date, accrued on the Component Notional Amount of Component B6-WAC outstanding immediately prior to such Distribution Date. Accrued Certificate Interest for each Class of REMIC III Regular Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class of REMIC III Regular Certificates, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date.

                  "Additional Class A-WAC Distribution Amount": With respect to each Distribution Date, the lesser of (1) the Class Certificate Balance of the Class A-WAC Certificates outstanding immediately prior to such Distribution Date (net of the Basic Class A-WAC Distribution Amount for such Distribution Date), and (2) with respect to the final liquidation of a Mortgage Loan during the related Prepayment Period, the amount of any Arrearage remaining unpaid with respect to such Mortgage Loan following the receipt of all related Liquidation Proceeds plus any amounts in respect thereof remaining unpaid from previous Distribution Dates (other than an amount equal to (A) 0.42% per annum times the aggregate outstanding Arrearage divided by (B) 12, to the extent not paid pursuant to the definition of "Basic Class A-WAC Distribution Amount").

                  "Adjustment Date": With respect to each adjustable-rate Mortgage Loan, the first day of the month on which the Mortgage Rate of an adjustable-rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each adjustable-rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Arrearage": With respect to each Mortgage Loan, the amount, if any, of accrued but unpaid interest thereon as set forth on the Mortgage Loan Schedule.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any Payment Advances made by the Master Servicer for such Distribution Date pursuant to Section 4.03, and (e) the aggregate of any advances made by the Trustee or the Fiscal Agent for such Distribution Date pursuant to Section 7.02, reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause (1)(a) hereof that represents (i) Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) on the related Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the related Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the related Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the Master Servicer, the Trustee, the Fiscal Agent, the Mortgage Loan Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) Stayed Funds and (vi) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error, and (y) amounts reimbursable to the Trustee or the Fiscal Agent for an advance made pursuant to Section 7.02(b) which advance the Trustee or the Fiscal Agent, as the case may be, has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Basic Class A-WAC Distribution Amount": With respect to each Distribution Date, the lesser of (1) the Class Certificate Balance of the Class A-WAC Certificates outstanding immediately prior to such Distribution Date, and
(2) the sum of (a) all Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) due on the Mortgage Loans during the related Due Period, to the extent received and allocable to Arrearage (other than an amount equal to (A) 0.42% per annum times the aggregate outstanding Arrearage divided by (B) 12) and (b) any unscheduled net collections received on the Mortgage Loans during the related Prepayment Period allocable to Arrearage, including voluntary prepayments, proceeds from repurchases of Mortgage Loans, Insurance Proceeds, condemnation proceeds and Liquidation Proceeds (other than an amount equal to (A) 0.42% per annum times the aggregate outstanding Arrearage divided by (B) 12, to the extent not paid pursuant to clause (a) above).

                  "Book-Entry Certificate": The Senior P&I Certificates, the Class A-WAC Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates for so long as the Certificates of such Classes shall be registered in the name of the Depository or its nominee.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01.

                  "BPO": With respect to each Mortgaged Property relating to a Mortgage Loan, the drive-by valuation (I.E., the interior of the property is generally not inspected) prepared by a real estate broker in the community in which such Mortgaged Property is located who is independent of the Seller, Master Servicer and their Affiliates, which valuation indicates the expected proceeds of a sale of such Mortgaged Property on an "as is" basis based upon a normal marketing time for similar types of Mortgaged Properties in similar areas, and includes certain assumptions, including those as to the condition of the interior of the applicable Mortgaged Property.

                  "Business Day": Any day other than (i) a Saturday or Sunday,
(ii) a day on which the Depository is authorized or obligated by law or executive order to remain closed, (iii) a day on which the banking or savings and loan institutions in the State of New York or the State of Oregon, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed or (iv) a day on which the Master Servicer, the Trustee or the Certificate Registrar is authorized or obligated by law or executive order to be closed.

                  "Certificate": Any one of the Depositor's Mortgage Pass-Through Certificates, Series 1997-HUD2, Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class A-WAC, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class R-I, Class R-II or Class R-III, issued under this Agreement.

                  "Certificate Balance": With respect to each P&I Certificate and Class A-WAC Certificate as of any date of determination, the Certificate Balance of such Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal or Arrearage, as applicable, made thereon and Realized Losses and Extraordinary Trust Fund Expenses allocated thereto on the immediately preceding Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Balance of such Certificate, as stated on the face thereof).

                  "Certificate Factor": With respect to any Class of REMIC III Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to seven places, the numerator of which is the Class Certificate Balance or Class Notional Amount, as applicable, of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses and Extraordinary Trust Fund Expenses in reduction of the Class Principal Balance or Class Notional Amount, as applicable, of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the Initial Class Certificate Balance or Class Notional Amount, as applicable, of such Class of Certificates as of the Closing Date. The Class A-WAC Certificates will have the above-defined Certificate Factor with respect to its Class Certificate Balance and, in addition, with respect to its Class Notional Amount, will have a separate Certificate Factor which will equal, as of any Distribution Date, a fraction, expressed as a decimal carried to seven places, the numerator of which is the Class Notional Amount of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses and Extraordinary Trust Fund Expenses in reduction of the Class Notional Amount of such Class of Certificates to be made on such Distribution
Date), and the denominator of which is the initial Class Notional Amount of such Class of Certificates as of the Closing Date.

                  "Certificate Notional Amount": The hypothetical or notional principal amount on which a Class IO Certificate or Class A-WAC Certificate accrues interest equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the Class Notional Amount of the Class IO Certificates or the Class A-WAC Certificates, as applicable, outstanding from time to time.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 12.01. The Trustee may conclusively rely upon a certificate of the Depositor or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A-1 Certificate": Any one of the Class A-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2 Certificate": Any one of the Class A-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-3 Certificate": Any one of the Class A-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-4 Certificate": Any one of the Class A-4 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-WAC Certificate": Any one of the Class A-WAC Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5 and evidencing eleven separate Regular Interests in REMIC III for purposes of the REMIC Provisions.

                  "Class B Certificate": Any one of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

                  "Class B Percentage": With respect to any Distribution Date, the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Balance of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates, as applicable, and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus (ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

                  "Class B-1 Certificate": Any one of the Class B-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-2 Certificate": Any one of the Class B-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-3 Certificate": Any one of the Class B-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-4 Certificate": Any one of the Class B-4 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-5 Certificate": Any one of the Class B-5 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-6 Certificate": Any one of the Class B-6 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class Certificate Balance": The aggregate Certificate Balance of any Class of REMIC III Regular Certificates outstanding as of any date of determination. As of the Closing Date, the Class Certificate Balance of each such Class of Certificates shall equal the Initial Class Certificate Balance thereof. On each Distribution Date, the Class Certificate Balance of each such Class of Certificates shall be reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01(a) or
Section 10.01, as applicable, and if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in
Section 4.04(a).

                  "Class IO Certificate": Any one of the Class IO Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7 and evidencing ten separate Regular Interests in REMIC III for purposes of the REMIC Provisions.

                  "Class Notional Amount": With respect to the Class IO Certificates and any Distribution Date, the aggregate Certificate Notional Amount on which the Class IO Certificates accrue interest from time to time, which, as of any date of determination is equal to the aggregate Certificate Balance of the P&I Certificates. With respect to the Class A-WAC Certificates and any Distribution Date, the aggregate Certificate Notional Amount on which the Class A-WAC Certificates accrue interest from time to time, which, as of any date of determination is equal to the aggregate of the Component Notional Amounts for Component A1-WAC, Component A2-WAC, Component A3-WAC, Component A4-WAC, Component B1-WAC, Component B2-WAC, Component B3-WAC, Component B4-WAC, Component B5-WAC and Component B6-WAC then outstanding (such interest accruing at the related Pass-Through Rate on the applicable Component Notional Amount) as of such date of determination.

                  "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

                  "Closing Date": November 25, 1997.

                  "Code": The Internal Revenue Code of 1986.

                  "Collection Account": The account or accounts created and maintained by the Master Servicer pursuant to Section 3.10(a), which shall be entitled "Wilshire Servicing Corporation, as Master Servicer for LaSalle National Bank, as Trustee, in trust for registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2." The Collection Account must be an Eligible Account.

                  "Commission": The Securities and Exchange Commission.

                  "Component": Any of the components of the partial beneficial ownership interest evidenced by the Class A-WAC Certificates in the Trust Fund, designated as "Component A1-WAC," "Component A2-WAC," "Component A3-WAC," "Component A4-WAC," "Component B1-WAC," "Component B2-WAC," "Component B3-WAC," "Component B4-WAC," "Component B5-WAC," "Component B6-WAC" and "Component Arrearage," respectively, each such component constituting a separate "regular interest" in REMIC III.

                  "Component Notional Amount": The hypothetical or notional principal amount on which any of the Components of the Class A-WAC Certificates (other than Component Arrearage) accrues interest equal to: (1) in the case of Component A1-WAC, the Uncertificated Balance of REMIC II Regular Interest A-1 outstanding from time to time; (2) in the case of Component A2-WAC, the Uncertificated Balance of REMIC II Regular Interest A-2 outstanding from time to time; (3) in the case of Component A3-WAC, the Uncertificated Balance of REMIC II Regular Interest A-3 outstanding from time to time; (4) in the case of Component A4-WAC, the Uncertificated Balance of REMIC II Regular Interest A-4 outstanding from time to time; (5) in the case of Component B1-WAC, the Uncertificated Balance of REMIC II Regular Interest B-1 outstanding from time to time; (6) in the case of Component B2-WAC, the Uncertificated Balance of REMIC II Regular Interest B-2 outstanding from time to time; (7) in the case of Component B3- WAC, the Uncertificated Balance of REMIC II Regular Interest B-3 outstanding from time to time; (8) in the case of Component B4-WAC, the Uncertificated Balance of REMIC II Regular Interest B-4 outstanding from time to time; (9) in the case of Component B5-WAC, the Uncertificated Balance of REMIC II Regular Interest B-5 outstanding from time to time; and (10) in the case of Component B6-WAC, the Uncertificated Balance of REMIC II Regular Interest B-6 outstanding from time to time.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Group, Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Fiscal Agent.

                  "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor or an Affiliate of the Depositor.

                  "Cut-off Date": With respect to each Original Mortgage Loan, November 1, 1997. With respect to any Qualified Substitute Mortgage Loan, the date of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Cut-off Date Pool Arrearage": $67,795,282.00.

                  "Cut-off Date Pool Legal Balance": $435,320,748.74.

                  "Cut-off Date Pool Unpaid Principal Balance": $367,525,466.74.

                  "DCR": Duff & Phelps Credit Rating Co. or its successor in interest.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Legal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates": As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Depositor": Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated P-1 by Moody's and D-1+ by DCR (if rated by DCR) or comparable ratings if Moody's and DCR are not the Rating Agencies.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "LaSalle National Bank, as Trustee, in trust for registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2." The Distribution Account must be an Eligible Account.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 1997.

                  "Due Date": With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day of the month on which the Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the related Due Date.

                  "Eligible Account": An account maintained with a federal or state chartered depository institution (i) either the long term unsecured debt obligations or short term unsecured debt obligations of which are rated "Aaa" or "P-1," as applicable, by Moody's and "AAA" or "D-1+," as applicable, by DCR (if rated by DCR) at the time of any deposit therein, or (ii) if such account is insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company in its corporate trust department, or (iv) such other account as may be approved in writing by each Rating Agency. Eligible Accounts may bear interest. In the event an account ceases to be an Eligible Account, all funds contained therein shall be withdrawn by the Person charged with maintenance of such account and redeposited into an Eligible Account within five Business Days of such cessation of eligibility.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Expense Account": The account established and maintained pursuant to Section 3.25.

                  "Extraordinary Trust Fund Expenses": Any amounts reimbursable to the Master Servicer or the Depositor pursuant to Section 6.03, any amounts payable from the Distribution Account in respect of taxes pursuant to Section 11.01(h)(iii), any amounts reimbursable to the Trustee or the Fiscal Agent by the Trust Fund pursuant to the indemnification from the Trust Fund set forth in the second sentence of Section 8.05, and any other costs, expenses, liabilities and losses borne by the Trust Fund (exclusive of any cost, expense, liability or loss that is specific to a particular Mortgage Loan or REO Property and is taken into account in calculating a Realized Loss in respect thereof) for which the Trust Fund has not and, in the reasonable good faith judgment of the Trustee shall not, obtain reimbursement or indemnification from any other Person.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "FHA": The Federal Housing Administration of the United States Department of Housing and Urban Development and any successor thereto.

                  "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Mortgage Loan Seller, the Depositor or the Master Servicer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01), a determination made by the Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Fiscal Agent": ABN AMRO Bank N.V., its successor in interest, or any successor fiscal agent appointed as herein provided.

                  "FNMA": Federal National Mortgage Association or any successor thereto.

                  "Forbearance Payment": With respect to each Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period, the minimum monthly payment which the related Mortgagor has agreed to pay prior to the expiration of the related Forbearance Period.

                  "Forbearance Period": With respect to each Initial Forbearance Period Loan, the period during which the obligations of the related Mortgagor to make Original Monthly Payments is suspended. The Forbearance Period with respect to each Initial Forbearance Period Loan will expire on the date indicated on the schedule of Initial Forbearance Period Loans, attached hereto as Schedule 2, with respect to such Mortgage Loan.

                  "Gross Margin": With respect to each adjustable-rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

                  "HUD": The United States Department of Housing and Urban Development and any successor thereto.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Master Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Master Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Master Servicer and its Affiliates) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section

860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Index": With respect to each adjustable-rate Mortgage Loan and each related Adjustment Date the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) as of a date specified in the related Mortgage Note.

                  "Initial Class Certificate Balance": With respect to any Class of REMIC III Regular Certificates, the initial Class Certificate Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

                  "Initial Forbearance Period Loan": A Mortgage Loan that, as of the Cut-off Date, is in a Forbearance Period, each as identified on the Mortgage Loan schedule attached hereto as Schedule 2.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": With respect to any Distribution Date and any Certificate, the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

                  "Interest Distribution Amount": With respect to any Distribution Date and any Class of REMIC III Regular Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date, plus the excess, if any, of the Interest Distribution Amount for the immediately preceding Distribution Date, if any, over the aggregate distributions of interest made with respect to such Class on such immediately preceding Distribution Date.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any Due Period, whether as late payments of Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

                  "Legal Balance": With respect to each Mortgage Loan and each REO Property, the Stated Principal Balance thereof plus any related Arrearage.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or
Section 10.01. With respect to any REO Property, either of the following events:
(i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 10.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 10.01.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the Legal Balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "Master Servicer": Wilshire Servicing Corporation, a Delaware Corporation, or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder.

                  "Master Servicer Event of Default": One or more of the events described in Section 7.01.

                  "Master Servicer Remittance Date": With respect to any Distribution Date, 3:00 p.m., New York time, on the 18th day of the calendar month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

                  "Maximum Mortgage Rate": With respect to each adjustable-rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Minimum Mortgage Rate": With respect to each adjustable-rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Modified Scheduled Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal, interest and Arrearage on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note as modified by any payment plan agreement, determined:
(a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to
Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Purchase Agreement": The agreement between the Mortgage Loan Seller and the Depositor, regarding the transfer of the Mortgage Loans by the Mortgage Loan Seller to or at the direction of the Depositor, substantially in the form of Exhibit D annexed hereto.

                  "Mortgage Loan Schedule": The list of Mortgage Loans included in REMIC I on such date attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage
Loan:

            (i)   the Mortgage Loan identifying number;

           (ii) a code indicating whether the Mortgaged Property is owner-occupied;

          (iii)   the original months to maturity;

           (iv)   the stated remaining months to maturity from the Cut-off Date;

            (v)   the Loan-to-Value Ratio;

           (vi) the Mortgage Rate in effect immediately following the Cut-off Date;

          (vii)   the Mortgaged Property type;

         (viii)   the stated maturity date;

           (ix) the amount of the principal and interest payment at origination;

            (x) the amount of the Modified Scheduled Payment due on the first Due Date after the Cut-off Date;

           (xi)   [intentionally omitted];

          (xii) the original principal amount of the Mortgage Loan (if available);

         (xiii) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

          (xiv) the Arrearage with respect to the Mortgage Loan as of the close of business on the Cut-off Date;

           (xv)   [intentionally omitted];

          (xvi) in the case of each adjustable-rate Mortgage Loan, the Gross Margin;

         (xvii) in the case of each adjustable-rate Mortgage Loan, the Maximum Mortgage Rate;

         (xviii) in the case of each adjustable-rate Mortgage Loan, the Minimum Mortgage Rate;

          (xix) in the case of each adjustable-rate Mortgage Loan, the Periodic Rate Cap;

           (xx) in the case of each adjustable-rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date; and

          (xxi)   the Value of the Mortgaged Property.

                  The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the aggregate Arrearage on the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Loan Seller": Salomon Brothers Realty Corp., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

                  "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": Collectively, all of the Mortgage Loans identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Mortgage Loan other than an adjustable-rate Mortgage Loan, shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (ii) in the case of each adjustable-rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% if so provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and
(ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to (i) the then applicable Mortgage Rate for such Mortgage Loan (or the related REO Property) minus (ii) the sum of (x) the Servicing Fee Rate applicable to the Stated Principal Balance of such Mortgage Loan (or the related REO Property) and (y) the Trustee's Fee Rate.

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

                  "Nonrecoverable Payment Advance": Any Payment Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer (or the Trustee or the Fiscal Agent if either such party is required to make a Payment Advance pursuant to the terms hereof), as evidenced by an Officers' Certificate, will not or, in the case of a proposed Payment Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated) of the Master Servicer or the Mortgage Loan Seller, as applicable.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried or in-house counsel for the Depositor or the Master Servicer, in such form as is reasonably acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Original Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which was payable by the related Mortgagor under the related Mortgage Note as originally executed, without modification thereto during any Forbearance Period or subsequent to any Forbearance Period.

                  "Original Mortgage Loan": Any of the Mortgage Loans included in REMIC I as of the Closing Date.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "P&I Certificates": Any Class A-1, Class A-2, Class A-3, Class A-4 or Class B Certificates.

                  "Pass-Through Rate": With respect to:

            (i) Component A1-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest A-1 for such Distribution Date over (B) the fixed rate per annum specified in clause (xi) below;

           (ii) Component A2-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest A-2 for such Distribution Date over (B) the fixed rate per annum specified in clause (xii) below;

          (iii) Component A3-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest A-3 for such Distribution Date over (B) the fixed rate per annum specified in clause (xiii) below;

           (iv) Component A4-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest A-4 for such Distribution Date over (B) the rate per annum specified in clause (xiv) below;

            (v) Component B1-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest B-1 for such Distribution Date over (B) the rate per annum specified in clause (xvi) below;

           (vi) Component B2-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest B-2 for such Distribution Date over (B) the rate per annum specified in clause (xvii) below;

          (vii) Component B3-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest B-3 for such Distribution Date over (B) the rate per annum specified in clause (xviii) below;

         (viii) Component B4-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest B-4 for such Distribution Date over (B) the rate per annum specified in clause (xix) below;

           (ix) Component B5-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest B-5 for such Distribution Date over (B) the rate per annum specified in clause (xx) below;

            (x) Component B6-WAC, for any Distribution Date, the excess, if any, of (A) the REMIC II Remittance Rate for REMIC II Regular Interest B-6 for such Distribution Date over (B) the rate per annum specified in clause (xxi) below;

           (xi) the Class A-1 Certificates, for any Distribution Date, a fixed rate equal to 6.59% per annum;

          (xii) the Class A-2 Certificates, for any Distribution Date, a fixed rate equal to 6.75% per annum;

         (xiii) the Class A-3 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 6.85% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest A-3;

          (xiv) the Class A-4 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.25% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest A-4;

           (xv) the Class IO Certificates, for any Distribution Date, a fixed rate equal to 1.365% per annum;

          (xvi) the Class B-1 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.00% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest B-1;

         (xvii) the Class B-2 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.00% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest B-2;

         (xviii) the Class B-3 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.00% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest B-3;

          (xix) the Class B-4 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.00% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest B-4;

           (xx) the Class B-5 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.00% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest B-5;

          (xxi) the Class B-6 Certificates, for any Distribution Date, the lesser of (A) a fixed rate equal to 7.00% per annum and (B) the REMIC II Remittance Rate for such Distribution Date payable in respect of REMIC II Regular Interest B-6.

                  "Payment Advance": With respect to any Mortgage Loan or REO Property and any Distribution Date, any advance made by the Master Servicer pursuant to Section 4.03 or by the Trustee or the Fiscal Agent pursuant to
Section 7.02.

                  "Percentage Interest": With respect to any REMIC III Regular Certificate, the undivided percentage ownership in the Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance or Certificate Notional Amount, as applicable, represented by such Certificate and the denominator of which is the aggregate initial Certificate Balance or Certificate Notional Amount, as applicable, of all of the Certificates of such Class. The Book-Entry Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Balances or Class Notional Amounts, as applicable, of $10,000 and increments of $1.00 in excess thereof. The Class IO Certificates, the Class A-WAC Certificates and the Class B Certificates will be issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Notional Amounts (in the case of the Class IO Certificates) or initial Certificate Balances (in the case of the Class A-WAC Certificates and the Class B Certificates) of $10,000 and integral multiples of $1,000 in excess thereof, except that one Certificate of each such Class may be issued evidencing a Percentage Interest corresponding to either (i) the sum of an otherwise authorized denomination thereof plus the remainder of the aggregate initial Certificate Notional Amount or Certificate Balance, as applicable, for such class or (ii) such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Residual Certificate. The Residual Certificates are issuable only in minimum Percentage Interests of 25%.

                  "Periodic Rate Cap": With respect to each adjustable-rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates:

                           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                           (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                           (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating category at the time of such investment;

                           (vi) units of money market funds that have been rated "Aaa" by Moody's and "AAA" by DCR (if rated by DCR); and

                           (viii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of any Class of Senior P&I Certificates;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": Any employee benefit plan and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the prohibited transaction and fiduciary responsibility provisions of ERISA and Section 4975 of the Code.

                  "Plurality Residual Certificateholder": As to any taxable year of REMIC I, REMIC II or REMIC III, the Holder of Certificates evidencing the largest Percentage Interest in the Class of Residual Certificates constituting the sole class of "residual interests" in such REMIC.

                  "Prepayment Assumption": For purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, 8% CPR. The Constant Prepayment Rate ("CPR") model assumes that the outstanding principal balance of a pool of mortgage loans prepays at a specified constant annual rate or CPR. In generating monthly cash flows, this rate is converted to an equivalent constant monthly rate.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the Master Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

                  "Prepayment Period": With respect to any Distribution Date, the immediately preceding calendar month.

                  "Principal Prepayment": Any payment of principal and/or Arrearage made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 10.01, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee, an amount equal to the sum of: (i) 100% of the Legal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01); (ii) in the case of (x) a Mortgage Loan, accrued interest on the Stated Principal Balance thereof at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on the Stated Principal Balance thereof at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, minus the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Payment Advances that had as of the date of purchase been distributed as or to cover REO Imputed Interest pursuant to Section 4.01; (iii) any unreimbursed Servicing Advances and Payment Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property; (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b); (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation; and (vi) any Arrearage in respect of such Mortgage Loan.

                  "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due in the month of substitution, not in excess of (and not more than $10,000 less than) the outstanding principal balance, after deduction of all scheduled payments due as of the date of substitution, of the Deleted Mortgage Loan, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a Net Mortgage Rate not less than (and not more than one percentage point in excess of) the Net Mortgage Rate of the Deleted Mortgage Loan, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (v) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vii) pay the same or a greater percentage of its Original Monthly Payment, (viii) have an Arrearage, if any, not greater than the Arrearage of the Deleted Mortgage Loan, (ix) have a Forbearance Period not longer than that of the Deleted Mortgage Loan if such Deleted Mortgage Loan is an Initial Forbearance Period Loan, and (x) conform to each representation and warranty set forth in the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan, and with respect to the substitution of any adjustable rate Mortgage Loan, such mortgage loan must, (xi) have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (xii) have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (xiii) have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (xiv) have the same Index as the Deleted Mortgage Loan, and (xv) have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clauses (ii),
(iii), (xi) and (xii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clauses (iv), (xiii) and (xv) hereof shall be determined on the basis of weighted average remaining term to maturity, weighted average Gross Margins and weighted average next Adjustment Dates, respectively, the Loan-to-Value Ratios described in clause (vi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (viii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rating Agency or Rating Agencies": Moody's and DCR or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and Master Servicer.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid Legal Balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued and unpaid interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus
(iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

                  With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid Legal Balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued and unpaid interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(v) the aggregate of all Payment Advances made by the Master Servicer in respect of such REO Property or the related Mortgage Loan for which the Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected scheduled payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period).

                  "Record Date": With respect to each Distribution Date other than the first Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. With respect to the first Distribution Date, the Closing Date.

                  "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interests created thereby) and (v) the Collection Account, the Distribution Account, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

                  "REMIC I Regular Interest": The separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. REMIC I Regular Interest A shall have an initial Uncertificated Balance equal to 98.36% of the Cut-off Date Pool Arrearage and shall not accrue interest. Each of the other 7,520 REMIC I Regular Interests shall have an initial Uncertificated Balance equal to the Stated Principal Balance of the related Mortgage Loan as of the Cut-off Date and shall accrue interest at the related REMIC I Remittance Rate in effect from time to time. The REMIC I Regular Interests (exclusive of REMIC I Regular Interest A) shall have an initial aggregate Uncertificated Balance equal to the Cut-off Date Pool Unpaid Principal Balance. Each REMIC I Regular Interest shall be entitled to distributions of principal or Arrearage, as applicable, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance.

                  "REMIC I Remittance Rate": With respect to each REMIC I Regular Interest (other than the REMIC I Regular Interests related to Initial Forbearance Period Loans and REMIC I Regular Interest A) for any Distribution Date, the Net Mortgage Rate for the related Mortgage Loan. With respect to each REMIC I Regular Interest related to an Initial Forbearance Period Loan, (i) during the related Forbearance Period, a fixed rate calculated on the Closing Date equal to (x) the Forbearance Payment for the initial Due Period divided by the Stated Principal Balance of such Mortgage Loan as of the Cut-off Date times 12, minus (y) the sum of the Servicing Fee Rate applicable to the Stated Principal Balance of such Mortgage Loan and the Trustee's Fee Rate, and (ii) after the related Forbearance Period, the Net Mortgage Rate for the related Mortgage Loan.

                  "REMIC II": The segregated pool of assets consisting of both REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Holders of the Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest, other than REMIC II Regular Interest A, shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal or Arrearage, as applicable, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest A": The separate non-certificated beneficial ownership interest in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. REMIC II Regular Interest A shall have an initial Uncertificated Balance equal to the Uncertificated Balance of REMIC I Regular Interest A.

                  "REMIC II Regular Interest IO": The separate non-certificated beneficial interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. REMIC II

Regular Interest IO shall not have an Uncertificated Balance and will accrue interest at 1.365% per annum on a notional amount which as of any date of determination is equal to the aggregate Uncertificated Balance of the REMIC I Regular Interests (other than REMIC I Regular Interest A).

                  "REMIC II Remittance Rate": With respect to any REMIC II Regular Interest (other than REMIC II Regular Interest A and REMIC II Regular Interest IO) for any Distribution Date, a rate per annum equal to (i) the weighted average, expressed as a percentage and rounded to four decimal places, of the REMIC I Remittance Rates of the REMIC I Regular Interests (other than REMIC I Regular Interest A) less (ii) 1.365% per annum for such Distribution Date. With respect to REMIC II Regular Interest IO, for any Distribution Date, a rate equal to 1.365% per annum.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Certificates pursuant to Section 2.08, with respect to which a separate REMIC election is to be made.

                  "REMIC III Certificate": Any Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class A-WAC, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Class R-III Certificate.

                  "REMIC III Regular Certificate": Any REMIC III Certificate other than a Class R-III Certificate.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report in electronic format substantially in the form attached hereto as Exhibit G-1 prepared by the Master Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee and the Master Servicer.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": The account or accounts maintained by the Master Servicer in respect of an REO Property pursuant to Section 3.23.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Fund.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section
10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Master Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Payment Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

                  "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a FNMA eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

                  "Residual Arrearage Distribution Amount": With respect to each Distribution Date, the sum of (i) the aggregate amount of additional Arrearage accrued during the related Due Period on the Initial Forbearance Period Loans that were still in their Forbearance Periods during such Due Period and (ii) any Residual Arrearage Distribution Amount remaining unpaid from the previous Distribution Date. The payment of the Residual Arrearage Distribution Amount, if any, shall be made solely from Undistributed Arrearage, if any, for such Distribution Date.

                  "Residual Certificate": A Class R-I, Class R-II or Class R-III Certificate.

                  "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Group (or any successor thereto), including the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Fiscal Agent, any officer or assistant officer thereof.

                  "Scheduled Principal Balance": With respect to any Mortgage
Loan: (a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date (excluding any Arrearage), net of the principal portion of all unpaid Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods), if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum (excluding any amounts allocable to Arrearage) of (i) the principal portion of each Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

                  "Senior P&I Certificates": The P&I Certificates, other than the Class B Certificates.

                  "Senior Percentage": With respect to any Distribution Date, the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate

Balance of the Senior P&I Certificates, and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus (ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

                  "Senior Prepayment Percentage": With respect to any Distribution Date within the range indicated below, the percentage as indicated below:

                  Distribution Date                        Senior Prepayment Percentage
      ----------------------------------------  ------------------------------------------------
      December 1997 through November 2002       100%
      December 2002 through November 2003       Senior Percentage, plus 70% of the Subordinate
                                                 Percentage
      December 2003 through November 2004       Senior Percentage, plus 60% of the Subordinate
                                                 Percentage
      December 2004 through November 2005       Senior Percentage, plus 40% of the Subordinate
                                                 Percentage
      December 2005 through November 2006       Senior Percentage, plus 20% of the Subordinate
                                                 Percentage
      December 2006 and thereafter              Senior Percentage;

provided, however, no reduction to the Senior Prepayment Percentage described above shall be made as of any Distribution Date unless (i) the outstanding Stated Principal Balance of Mortgage Loans delinquent 60 days or more (including real estate owned and Mortgage Loans in foreclosure) averaged over the last six months does not exceed 50% of the then current Certificate Balance of the Class B Certificates and (ii) Realized Losses on the Mortgage Loans to date are less than the then applicable Trigger Amount. The "Trigger Amount" for any Distribution Date occurring after the first five years will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30% of the initial Certificate Balance of the Class B Certificates; for any Distribution Date during the seventh year after the Closing Date, 40% of the initial Certificate Balance of the Class B Certificates; for any Distribution Date during the eighth year after the Closing Date, 45% of the initial Certificate Balance of the Class B Certificates; and for any Distribution Date during the ninth year after the Closing Date, 50% of the initial Certificate Balance of the Class B Certificates. Notwithstanding the foregoing, upon a reduction of the Certificate Balances of the Senior P&I Certificates to zero, the Senior Prepayment Percentage will equal 0%. In addition, on any Distribution Date on which the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage shall be 100%.

                  "Senior Principal Distribution Amount": With respect to each Distribution Date, the lesser of (1) the aggregate Certificate Balance of the Senior P&I Certificates outstanding immediately prior to such Distribution Date and (2) the sum of (x) the Senior Percentage of all scheduled payments of principal due on the Mortgage Loans during the related Due Period, whether or not received, and of the aggregate principal portion of any unscheduled net collections

(other than amounts described in clauses (y) or (z) hereof and payments allocable to Arrearage) received on or in respect of the Mortgage Loans during the related Prepayment Period, including proceeds from repurchases of Mortgage Loans, insurance proceeds, condemnation proceeds and Liquidation Proceeds, (y) the Senior Prepayment Percentage of all voluntary prepayments of principal received on the Mortgage Loans during the related Prepayment Period (other than the amount thereof of allocable to Arrearage) and (z) with respect to the principal portion of any net Liquidation Proceeds received during the related Prepayment Period in connection with the final liquidation of a Mortgage Loan during such Prepayment Period, the lesser of the Senior Percentage of the then Scheduled Principal Balance of such Mortgage Loan and the Senior Prepayment Percentage of the principal portion of such net Liquidation Proceeds (other than the amount thereof allocable to Arrearage).

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Master Servicer in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Section 3.01, Section 3.09,
Section 3.14, Section 3.16 and Section 3.23 (in the case of Section 3.23, including but not limited to the cost of obtaining any Opinion of Counsel of the kind described in Section 3.23(a)). The Master Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable from related Insurance Proceeds, Late Collections or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Servicing Fee": For any calendar month, the sum of (i) with respect to each Mortgage Loan and any REO Properties during such calendar month, an amount equal to one month's interest (or, in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) on the Stated Principal Balance of such Mortgage Loan (and any REO Properties) at the applicable Servicing Fee Rate and (ii) with respect to the Arrearage, if any, relating to each Mortgage Loan and any REO Properties, an amount equal to 1/12 times the applicable Servicing Fee Rate times the amount of such Arrearage.

                  "Servicing Fee Rate": 0.52% per annum with respect to the Stated Principal Balance of each Mortgage Loan (or related REO Property) and 0.42% per annum with respect to the Arrearage of each Mortgage Loan.

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Single Certificate": With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Balance or Notional Amount, as applicable, of $1,000. With respect to the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

                  "Startup Day": The day designated as such pursuant to Section 11.01(c) hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan:
(a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum (excluding any amounts allocable to Arrearage) of (i) the principal portion of each Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.03, Section 7.02 and Section 8.14, respectively, and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Master Servicer as recoveries of principal in accordance with the provisions of Section 3.16(d), to the extent distributed pursuant to Section
4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) due on the Due Date in the calendar month of acquisition, to the extent advanced by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.03 or Section 7.02 and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section
4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                  "Stayed Funds": As defined in Section 7.02(b).

                  "Subordinate Percentage": With respect to any Distribution Date, the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Balance of the Class B Certificates and the denominator of which is the sum of (i) the aggregate of the Scheduled Principal Balance of each of the Mortgage Loans, plus (ii) the aggregate of the Scheduled Principal Balance of each of the REO Properties, in each case before reduction for any Realized Losses on such Distribution Date.

                  "Subordinate Prepayment Percentage": With respect to any Distribution Date, 100% minus the Senior Prepayment Percentage.

                  "Subordinate Principal Distribution Amount": For any Distribution Date, an amount equal to the lesser of (1) the aggregate Certificate Balance of the Class B Certificates outstanding immediately prior to such Distribution Date and (2) the sum of (w) the Subordinate Percentage of all scheduled payments of principal due on the Mortgage Loans during the related Due Period, whether or not received, and of the aggregate principal portion of any unscheduled net collections (other than amounts described in clauses (x) or (y) hereof and payments allocable to Arrearage) received on or in respect of the Mortgage Loans during the related Prepayment Period, including proceeds from repurchases of Mortgage Loans, Insurance Proceeds, condemnation proceeds and Liquidation Proceeds, (x) the Subordinate Prepayment Percentage of all voluntary prepayments of principal received on the Mortgage Loans during the related Prepayment Period (other than the amount thereof allocable to Arrearage), (y) with respect to the principal portion of any net Liquidation Proceeds received during the related Prepayment Period in connection with the final liquidation of a Mortgage Loan during such Prepayment Period, the lesser of the Subordinate Percentage of the then scheduled principal balance of such Mortgage Loan and the Subordinate Prepayment Percentage of the principal portion of such net Liquidation Proceeds (other than the amount thereof allocable to Arrearage), and
(z) in the case of any Distribution Date subsequent to the initial Distribution Date, an amount equal to the excess, if any, of the Subordinate Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made in respect of the Class B Certificates on such immediately preceding Distribution Date pursuant to Section 4.01 to the extent that any such amounts are not attributable to Realized Losses which were allocated to the Class B Certificates pursuant to Section 4.04.

                  "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Termination Price": As defined in Section 10.01.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

                  "Trustee": LaSalle National Bank, its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee's Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Legal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

                  "Trustee's Fee Rate": 0.01325% per annum.

                  "Uncertificated Accrued Interest": With respect to each REMIC I Regular Interest and any Distribution Date, one month's interest at the REMIC I Remittance Rate for such Distribution Date, accrued on the Uncertificated Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date and, to the extent permitted under applicable law, also on any Uncertificated Accrued Interest in respect of such REMIC I Regular Interest from prior Distribution Dates that was not previously deemed paid. With respect to any REMIC II Regular Interest, other than REMIC II Regular Interest A, for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Accrued Interest in respect of any REMIC I Regular Interest (other than REMIC I Regular Interest A) or any REMIC II Regular Interest (other than REMIC II Regular Interest A) shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Accrued Interest with respect to each Distribution Date, as to any REMIC I Regular Interest (other than REMIC I Regular Interest A) and any REMIC II Regular Interest (other than REMIC II Regular Interest A) shall be reduced as provided in Section 1.02 hereof.

                  "Uncertificated Balance": The amount of any REMIC I Regular Interest or REMIC II Regular Interest (other than REMIC II Regular Interest IO) outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of REMIC I Regular Interest A shall equal 98.36% of the Cut-off Date Pool Arrearage, the Uncertificated Balance of each of the other 7,520 REMIC I Regular Interests shall equal the Stated Principal Balance of the related Mortgage Loan as of the Cut-off Date, the REMIC I Regular Interests (exclusive of REMIC I Regular Interest A) shall have an initial aggregate Uncertificated Balance equal to the Cut-off Date Pool Unpaid Principal Balance, and the Uncertificated Balance of each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each REMIC II Regular Interest shall be reduced by all distributions of principal or Arrearage, as applicable, deemed to have been made on such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.01(h) and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in Section 4.04(b). On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal or Arrearage, as applicable, deemed to have been made in respect of such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(h), and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in Section 4.04(c).

                  "Undistributed Arrearage": With respect to each Distribution Date, the excess, if any, of (i) the sum of (a) all Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) due on the Mortgage Loans during the related Due Period, to the extent received and allocable to Arrearage, other than the portion thereof payable as fees and expenses, and (b) any unscheduled net collections received on the Mortgage Loans during the related Prepayment Period allocable to Arrearage, including voluntary prepayments, proceeds from repurchases of Mortgage Loans, insurance proceeds, condemnation proceeds and liquidation proceeds, other than the portion thereof payable as fees and expenses, over (ii) the Basic Class A-WAC Distribution Amount for such Distribution Date.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

                  "Value": With respect to any Mortgaged Property, the value thereof as determined by a BPO obtained by the Mortgage Loan Seller or HUD.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, (i) 98% of all the Voting Rights shall be allocated among the holders of the P&I Certificates and the Class A-WAC Certificates on a PRO RATA basis based on the then current Certificate Balances of their respective Certificates (provided, however, that if the Class Certificate Balance of the Class A-WAC Certificates is reduced to zero before the Class Notional Amount of such class is reduced to zero, then 97% of all the Voting Rights shall be allocated among holders of the P&I Certificates on a PRO RATA basis based on the then current Certificate Balances of their respective Certificates and 1% of all the Voting Rights shall be allocated to the holders of the Class A-WAC Certificates), (ii) 1% of all the Voting Rights shall be allocated to the holders of the Class IO Certificates and (iii) 1% of all the Voting Rights shall be allocated among the holders of the Residual Certificates. The Voting Rights allocated to each class of REMIC III Regular Certificates shall be allocated among all holders of each such class in proportion to the outstanding Certificate Balance (or, in the case of the Class IO Certificates and, if the Certificate Balance of the Class A-WAC Certificates has been reduced to zero, the Class A-WAC Certificates, the outstanding Notional Amount) of such Certificates.

                  SECTION 1.02. Allocation of Certain Interest Shortfalls.

                  For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for each Class of REMIC III Regular Certificates (and the amount of Uncertificated Accrued Interest with respect to any REMIC I Regular Interest (other than REMIC I Regular Interest A) or any REMIC II Regular Interest (other than REMIC II Regular Interest A)) for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among the REMIC III Regular Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through

Rate on the respective Class Certificate Balance or Class Notional Amount, as the case may be, of each such Certificate. Notwithstanding the foregoing, on any Distribution Date, the amount of any Prepayment Interest Shortfalls or Relief Act Interest Shortfalls so allocated to any of the REMIC III Regular Certificates shall be paid to the holders of such REMIC III Regular Certificates prior to any distributions on such Distribution Date to the holders of the Residual Certificates.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01. Conveyance of Mortgage Loans.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement, and all other assets included or to be included in REMIC I. Such assignment includes all interest, principal and Arrearage received by the Depositor or the Master Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date).

                  In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee or a Custodian on its behalf the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

                         (i) the original Mortgage Note, endorsed in the
                  following form: "Pay to the order of LaSalle National Bank, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable Pooling and Servicing Agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                        (ii) the original Mortgage with evidence of recording
                  thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                       (iii) an original Assignment of the Mortgage executed in
                  the following form: "LaSalle National Bank, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable Pooling and Servicing Agreement";

                        (iv) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                         (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                        (vi) the original or copies of each lender's title
                  insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

                  The Master Servicer shall promptly submit or cause to be submitted for recording, at the Depositor's expense but at no expense to the Trust Fund, the Custodian, the Trustee or the Fiscal Agent, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Master Servicer shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  If any original Mortgage Note referred to in Section 2.01(i) cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee or a Custodian on its behalf of a photocopy of the original of such Mortgage Note, if available, with a lost note affidavit to follow within five Business Days. If any of the documents referred to in Sections 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or a Custodian on its behalf of a copy of each such document certified by the Mortgage Loan Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Mortgage Loan Seller, delivery to the Trustee or a Custodian on its behalf promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee, any Custodian and the Rating Agencies by the Mortgage Loan Seller if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. The Depositor shall deliver or cause to be delivered to the Trustee or a Custodian on its behalf promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  All original documents relating to the Mortgage Loans that are not delivered to the Trustee or a Custodian on its behalf are and shall be held by or on behalf of the Mortgage Loan Seller, the Depositor or the Master Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee or a Custodian on its behalf. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Master Servicer.

                  The Depositor herewith delivers to the Trustee and the initial Custodian an executed copy of the Mortgage Loan Purchase Agreement.

                  SECTION 2.02. Acceptance of REMIC I by Trustee.

                  Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt by it, or a Custodian on its behalf, of the Mortgage Files (other than such documents described in Section 2.01(vi)) above and all other assets included in the definition of "REMIC I" under clauses (i),
(iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and all such assets and such other assets included in the definition of "REMIC I," in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee or a Custodian on its behalf agrees, for the benefit of the Certificateholders, to review each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) the Mortgage Note included in each Mortgage File required to be delivered to it pursuant to this Agreement is in its possession and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. It is herein acknowledged that, in conducting such review, the Trustee or any Custodian on its behalf is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are valid, legal, genuine, enforceable, in recordable form or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clauses (ii) through (vi) of
Section 2.01.

                  Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor and the Master Servicer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If while in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or a Custodian on its behalf finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify (or cause a Custodian on its behalf to so notify) the Depositor and the Master Servicer.

                  The Trustee shall, at the written request and expense of any Certificateholder, provide a written report to such Certificateholder of all Mortgage Files released by the Trustee or the Custodian to the Master Servicer for servicing purposes.

                  SECTION 2.03. Cure of Breaches; Repurchase or Substitution of Mortgage Loans.

                  (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the lack of which materially and adversely affects the value of such Mortgage Loan, or of the breach by the Mortgage Loan Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the party discovering such fact shall promptly give written notice thereof to the other parties hereto. The Master Servicer shall promptly notify the Mortgage Loan Seller of such defective or missing document or breach and request that the Mortgage Loan Seller deliver such missing document or cure such defect or breach within 60 days from the date the Mortgage Loan Seller was notified of such defective or missing document. If the Mortgage Loan Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Master Servicer (or, in accordance with Section 3.02(b), the Trustee) shall enforce the Mortgage Loan Seller's obligation under the Mortgage Loan Purchase Agreement (i) with respect to any such breach that could not reasonably have been cured within such 60 day period, if the Mortgage Loan Seller shall have commenced to cure such breach within such 60 day period, to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement and (ii) with respect to any such breach (subject to clause (i) above) or any such defective or missing document, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price within 120 days after the date on which the Mortgage Loan Seller was notified (subject to Section 2.03(e)) of such defective or missing document or breach, if and to the extent that the Mortgage Loan Seller is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Trustee or a Custodian on its behalf, upon receipt of written certification from the Master Servicer of such deposit, shall release to the Mortgage Loan Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Mortgage Loan Seller shall furnish to it and as shall be necessary to vest in the Mortgage Loan Seller any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to the related Mortgage File. In lieu of repurchasing any such Mortgage Loan as set forth above, as provided in the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the Mortgage Loan Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

                  (b) Within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of the breach of any representation or warranty of the Depositor set forth in Section 2.04 which materially adversely affects the interest of the Certificateholders in any Mortgage Loan, the Depositor shall cure such breach in all material respects.

                  (c) Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section
2.10 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Master Servicer shall cure such breach in all material respects.

                  (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) by the Mortgage Loan Seller must be effected within two years after the Startup Day for the Trust Fund.

                  As to any Deleted Mortgage Loan for which the Mortgage Loan Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Mortgage Loan Seller delivering to the Trustee, with respect to each such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary prior and other endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee or a Custodian on its behalf shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor and the Master Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor and the Master Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Mortgage Loan Seller. For the month of substitution, distributions to Certificateholders will reflect the Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Mortgage Loan Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including as of the date of substitution all applicable representations and warranties of the Mortgage Loan Seller under the Mortgage Loan Purchase Agreement.

                  For any month in which the Mortgage Loan Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of the Legal Balance of each such Qualified Substitute Mortgage Loan as of the date of substitution, together with one month's interest on the related Scheduled Principal Balance of each such Qualified Substitute Mortgage Loan at the applicable Mortgage Rate. On the date of such substitution, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller will deliver or cause to be delivered to the Master Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Master Servicer of such deposit, shall release, or cause any Custodian to release on its behalf, to the Mortgage Loan Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Mortgage Loan Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In addition, pursuant to the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code, or (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (e) Upon discovery by the Depositor, the Mortgage Loan Seller, the Master Servicer, any Custodian or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties hereto and the Mortgage Loan Seller. In connection therewith, pursuant to the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.03(a) and Section 2.03(d), respectively. The Trustee shall reconvey to the Mortgage Loan Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

                  SECTION 2.04. Representations and Warranties of the Depositor.

                  (a) The Depositor hereby represents and warrants to the Trustee for the benefit of each of the Certificateholders, the Fiscal Agent and the Master Servicer that as of the Closing Date or as of such other date specifically provided herein:

                         (i) The Depositor is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Delaware.

                        (ii) The execution and delivery of this Agreement by the
                  Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                       (iii) The Depositor has the full power and authority to
                  enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                        (iv) This Agreement, assuming due authorization,
                  execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                  (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                         (v) The Depositor is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                        (vi) The transfer of the Mortgage Loans to the Trust
                  Fund as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                       (vii) No litigation is pending or, to the best of the
                  Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                      (viii) Immediately prior to the transfer of the Mortgage
                  Loans to the Trust Fund pursuant to this Agreement, (A) the Depositor has marketable title to, and is the sole owner and holder of, each Mortgage Loan, and (B) the Depositor has full right and authority to sell, assign and transfer the Mortgage Loans.

                        (ix) The Depositor is transferring the Mortgage Loans to
                  the Trust Fund free and clear of any liens, pledges, charges and security interests.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee or any Custodian on its behalf and shall inure to the benefit of the Certificateholders, the Trustee and the Fiscal Agent. Upon discovery by any Person of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the Person discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. The obligation of the Depositor set forth in Section 2.03(b) to cure breaches shall constitute the sole remedy available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

                  SECTION 2.05. Execution, Authentication and Delivery of Class
                                R-I Certificates; Creation of REMIC I Regular Interests.

                  The Trustee hereby acknowledges the assignment to it of the assets included in REMIC I. Concurrently with such assignment and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.06. Conveyance of REMIC I Regular Interests;
                                Acceptance of REMIC II by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the Class R-II Certificates and the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Certificates and the REMIC III Certificates. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.07. Execution, Authentication and Delivery of Class
                                R-II Certificates.

                  Concurrently with the assignment to it of the REMIC I Regular Interests and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership of REMIC II.

                  SECTION 2.08. Conveyance of REMIC II Regular Interests;
                                Acceptance of REMIC III by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

                  SECTION 2.09. Execution, Authentication and Delivery of REMIC
                                III Certificates.

                  Concurrently with the assignment to it of the REMIC II Regular Interests and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the Holders of the respective Classes of REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests evidenced or constituted by the respective Classes of REMIC III Certificates in such distributions, shall be as set forth in this Agreement.

                  SECTION 2.10. Representations, Warranties and Covenants of the
                                Master Servicer.

                  (a) The Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Certificateholders, the Fiscal Agent and the Depositor that as of the Closing Date or as of such date specifically provided herein:

                         (i) The Master Servicer is duly organized, validly
                  existing and in good standing as a Delaware corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure, or to cause a Sub-Servicer to ensure, the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

                        (ii) The Master Servicer has the full power and
                  authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                       (iii) The execution and delivery of this Agreement by the
                  Master Servicer and the performance of and compliance with the terms of this Agreement will not (a) violate the Master Servicer's charter or by-laws or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Master Servicer or by which the Master Servicer is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Master Servicer is a party or by which the Master Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Master Servicer's ability to perform its obligations under this Agreement.

                        (iv) The Master Servicer, or the Affiliate of the Master
                  Servicer that is sub-servicing the Mortgage Loans, is an approved servicer for FNMA in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make such party unable to comply with FHLMC or FNMA (as applicable) or HUD eligibility requirements or which would require notification to FHLMC or FNMA (as applicable) or HUD.

                         (v) The Master Servicer does not believe, nor does it
                  have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                        (vi) With respect to each Mortgage Loan, the Master
                  Servicer is in possession of a complete Mortgage File, except with respect to (a) such documents as have been delivered to the Trustee or the Custodian and (b) the Mortgage Files relating to the Mortgage Loans listed on Schedule 3, the Mortgage Files of which are being reconstructed; provided, however, that in the event that the lack of any original document in any Mortgage File materially and adversely affects the value of such Mortgage Loan, such event shall constitute a breach of this representation with respect to such Mortgage Loan and the Master Servicer shall repurchase or substitute such Mortgage Loan pursuant to Section 2.03 hereof, and upon such repurchase or substitution, such breach shall be deemed cured with respect to such Mortgage Loan.

                       (vii) There are no actions or proceedings against or
                  investigations known to the Master Servicer before any court, administrative or other tribunal that (A) might prohibit its entering into this Agreement, (B) seek to prevent the consummation of the transactions contemplated by this Agreement or (C) might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement.

                      (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or the compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                        (ix) No litigation is pending or, to the best of the
                  Master Servicer's knowledge, threatened against the Master Servicer which would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

                         (x) With respect to each Mortgage Loan, the Master
                  Servicer will comply in the performance of this Agreement with all applicable rules and regulations of each insurer under each insurance policy required under this Agreement necessary to keep such policy in full force and effect.

                  (b) It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.10 shall survive delivery of the Mortgage Files to the Trustee or any Custodian on its behalf and shall inure to the benefit of the Trustee, the Fiscal Agent, the Depositor and the Certificateholders. Upon discovery by any Person of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee and the Fiscal Agent. The obligation of the Master Servicer set forth in Section 2.03(c) to cure breaches shall constitute the sole remedy available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations, warranties and covenants contained in this Section 2.10.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

                  SECTION 3.01. Master Servicer to Act as Master Servicer.

                  The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                         (i) any relationship that the Master Servicer, any
                  Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with any Mortgagor;

                        (ii) the ownership of any Certificate by the Master
                  Servicer or any Affiliate of the Master Servicer;

                       (iii) the Master Servicer's obligation to make Payment
                  Advances or Servicing Advances; or

                        (iv) the Master Servicer's or any Sub-Servicer's right
                  to receive compensation for its services hereunder or with respect to any particular transaction.

The Master Servicer shall follow any applicable HUD or FHA requirements and/or regulations regarding the servicing of the Mortgage Loans, including but not limited to any limitations on the ability to institute foreclosure proceedings upon the occurrence of a default in the payment of the Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods); it being understood that the foregoing shall not be construed to require the Master Servicer to follow HUD or FHA procedures designed to maintain HUD or FHA insurance. The Master Servicer will not foreclose on any Mortgage Loan based on the delinquency circumstances in existence on the Closing Date. To the extent consistent with the foregoing, the Master Servicer shall also seek to maximize the timely and complete recovery of principal, interest and Arrearage on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master

Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, and upon written notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and the Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Sub-Servicer, any special or limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Master Servicer or any Sub-Servicers under such powers of attorney.

                  In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Master Servicer may not make any future advances with respect to a Mortgage Loan and the Master Servicer shall not (i) permit any modification with respect to any Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (other than as required pursuant to HUD regulations regarding an "Additional Extension Period") or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and
(B) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

                  The Master Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Master Servicer from the responsibilities or liabilities arising under this Agreement.

                  SECTION 3.02. Sub-Servicing Agreements Between Master Servicer
                                and Sub-Servicers; Enforcement of Sub-Servicing Agreements and the Mortgage Loan Purchase Agreement.

                  (a) The Master Servicer may, and until such time as each Rating Agency confirms that the failure to do so would not result in a withdrawal or downgrading of the ratings on the Certificates, shall, enter into Sub-Servicing Agreements for the servicing and administration of the Mortgage Loans; provided, however, that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates.

                  Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC and (iii) at all times, a FHLMC or FNMA approved mortgage servicer and a HUD approved mortgagee. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Master Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Master Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Master Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Master Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer's execution and delivery of such instruments.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement and of the Mortgage Loan Seller under the Mortgage Loan Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in
Section 2.03. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Notwithstanding the first sentence of this Section 3.02(b), enforcement of the Mortgage Loan Purchase Agreement against the Mortgage Loan Seller shall be effected by the Master Servicer to the extent it is not the Mortgage Loan Seller or an Affiliate of the Mortgage Loan Seller, and otherwise by the Trustee, in accordance with the foregoing provisions of this paragraph; provided, however, that if such enforcement is by the Trustee, the Trustee shall be reimbursed for the costs of such enforcement
(A) first (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed and
(B) second, to the extent amounts described in clause (A) above are insufficient for such reimbursement and to the extent such costs of enforcement are reasonable, from the Trust Fund.

                  SECTION 3.03. Successor Sub-Servicers.

                  The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer (provided, however, that the Master Servicer shall not assume such servicing obligations unless each Rating Agency confirms to the Trustee that such assumption would not result in a withdrawal or downgrading of the ratings on the Certificates), and the Master Servicer shall either service directly the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

                  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including termination due to a Master Servicer Event of Default).

                  SECTION 3.04. Liability of the Master Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section

3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between
                                Sub-Servicers and Trustee or Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section
3.06. The Master Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing
                                Agreements by Trustee.

                  In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of the occurrence of a Master Servicer Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section
7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement.

                  The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  SECTION 3.07. Collection of Certain Mortgage Loan Payments.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and any related insurance policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing and subject to Section 3.01, the Master Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Master Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off"), or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action).

                  SECTION 3.08. Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and to remit such proceeds to the Master Servicer for deposit in the Collection Account not later than the first Business Day thereafter. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

                  SECTION 3.09. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts.

                  The Master Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the Servicing Accounts on a daily basis, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article XI. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law or the related Mortgage Loan Documents and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent such interest is not required by law or the related Mortgage Loan Documents to be paid to the related Mortgagors, the Master Servicer may retain such interest as additional servicing compensation.

                  SECTION 3.10. Collection Account and Distribution Account.

                  (a) On behalf of the Trust Fund, the Master Servicer shall establish and maintain one or more trust accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

                        (i) all payments on account of principal, including
                  Principal Prepayments, on the Mortgage Loans;

                       (ii) all payments on account of interest (net of the
                  related Servicing Fee) on each Mortgage Loan;

                      (iii) all payments on account of Arrearage on the
                  Mortgage Loans;

                       (iv) all Insurance Proceeds and Liquidation Proceeds
                  (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01);

                        (v) any amounts required to be deposited pursuant to
                  Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                       (vi) any amounts required to be deposited by the Master
                  Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                      (vii) all proceeds of any Mortgage Loan repurchased or
                  purchased in accordance with Section 2.03 or Section 10.01;
                  and

                     (viii) all amounts required to be deposited in
                  connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 2.03.

                  The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer as additional compensation as provided in Section 3.18. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more trust accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before 3:00 p.m. New York time (i) on the Master Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account"; provided, however, that the Master Servicer in accordance with Section 3.12(b) shall be entitled to any income or gain realized from the investment of such funds so delivered to the Trustee for deposit in the Distribution Account pursuant to clause (ii) above for the period commencing on the date of such delivery and ending on the Master Servicer Remittance Date.

                  (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Master Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

                  (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

                        (i) any Payment Advances, as required pursuant to
                  Section 4.03;

                       (ii) any amounts required to be deposited pursuant to
                  Section 3.23(d) or (f) in connection with any REO Property;

                      (iii) any amounts to be paid by the Master Servicer in
                  connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 10.01;

                       (iv) any amounts required to be deposited pursuant to
                  Section 3.24 in connection with any Prepayment Interest Shortfalls; and

                        (v) any Stayed Funds, as soon as permitted by the
                  federal bankruptcy court having jurisdiction in such matters.

                  (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) or as otherwise permitted hereunder.

                  SECTION 3.11. Withdrawals from the Collection Account and
                                Distribution Account.

                  (a) The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes, without priority, or as described in Section
4.03:

                         (i) to remit to the Trustee for deposit in the
                  Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                        (ii) subject to Section 3.16(d), to reimburse the Master
                  Servicer, the Trustee or the Fiscal Agent for Payment Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) on Mortgage Loans with respect to which such Payment Advances were made in accordance with the provisions of Section 4.03 or Section 7.02; provided that (A) no such Payment Advances shall be reimbursed to the Trustee until all Payment Advances, if any, made by the Fiscal Agent have been reimbursed to the Fiscal Agent and (B) no such Payment Advances shall be reimbursed to the Master Servicer until all Payment Advances, if any, made by the Trustee have been reimbursed to the Trustee;

                       (iii) subject to Section 3.16(d), to pay the Master
                  Servicer or any Sub-Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds, Late Collections and Insurance Proceeds received with respect to such Mortgage Loan (provided, however, that if in the good faith business judgment of the Master Servicer, any unreimbursed Servicing Advance will not be ultimately recoverable from related Late Collections, Liquidation Proceeds or Insurance Proceeds on such Mortgage Loan, then withdrawal from the general funds in the Collection Account, without regard to the limitation set forth above, will be permitted);

                        (iv) subject to Section 3.12(b), to pay to the Master
                  Servicer as servicing compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest income earned on funds deposited in the Collection Account;

                         (v) to pay to the Master Servicer or the Mortgage Loan
                  Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to
                  Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

                       (vi) to reimburse the Master Servicer, the Trustee or
                  the Fiscal Agent for any Payment Advance previously made which the Master Servicer, the Trustee or the Fiscal Agent has determined to be a Nonrecoverable Payment Advance in accordance with the provisions of Section 4.03;

                      (vii) to reimburse the Master Servicer or the Depositor
                  for expenses incurred by or reimbursable to the Master Servicer or the Depositor, as the case may be, pursuant to
                  Section 6.03;

                     (viii) to reimburse the Trustee for expenses reasonably
                  incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                       (ix) to pay, or to reimburse the Master Servicer for
                  advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

                        (x) to clear and terminate the Collection Account
                  pursuant to Section 10.01.

                  The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above. The Master Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (vii) above.

                  (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

                        (i) to make distributions to Certificateholders in
                  accordance with Section 4.01;

                       (ii) to transfer to the Expense Account the Trustee's
                  Fee pursuant to Section 3.25 and Section 8.05;

                      (iii) to pay itself any interest income earned on funds
                  deposited in the Distribution Account pursuant to Section 3.12(c);

                       (iv) to reimburse itself pursuant to Section 7.02;

                        (v) to pay any amounts in respect of taxes pursuant to
                  Section 11.01(h)(iii); and

                       (vi) to clear and terminate the Distribution Account
                  pursuant to Section 10.01.

                  SECTION 3.12. Investment of Funds in the Collection Account
                                and the Distribution Account.

                  (a) The Master Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 3.12, an "Investment Account"), and the Trustee, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an "Investment Account"), to hold such funds uninvested or to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and any income or gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

                  (x) consistent with any notice required to be given
                      thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Master Servicer, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11(a). The Master Servicer shall deposit in the Collection Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trustee, shall be for the benefit of the Trustee and shall be subject to its withdrawal at any time. The Trustee shall deposit in the Distribution Account, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  SECTION 3.13. [intentionally omitted]

                  SECTION 3.14. Maintenance of Hazard Insurance and Errors and
                                Omissions and Fidelity Coverage.

                  (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Master Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide or four crowns or better under Standard & Poor's Ratings Services' syndicate stability rankings insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FHLMC or FNMA if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from FHLMC or FNMA (as applicable). The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FHLMC or FNMA, unless the Master Servicer has obtained a waiver of such requirements from FHLMC or FNMA (as applicable). The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. The Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

                  SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
                                Agreements.

                  The Master Servicer will, to the extent it has actual knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if prohibited by law from doing so. If the Master Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Master Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Master Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Master Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Master Servicer in respect of an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Modified Scheduled Payment or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee or any Custodian on its behalf the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term

"assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

                  (a) The Master Servicer shall use its best efforts, consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in Section 3.11 and 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer determines, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                         (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                         (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.23 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of such Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(iii) and (ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  (c) The Master Servicer may at its option purchase from the Trust Fund any Mortgage Loan which is 90 days or more delinquent and which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause to be released by the Custodian, to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan released pursuant hereto.

                  (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: FIRST, to reimburse the Master Servicer (or any Sub-Servicer), the Trustee or the Fiscal Agent for any related unreimbursed Servicing Advances and Payment Advances, pursuant to
Section 3.11(a)(ii) or (iii); SECOND, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; THIRD, as a recovery of Arrearage with respect to the Mortgage Loan; and FOURTH, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: FIRST, to unpaid Servicing Fees and Trustee's Fees; and SECOND, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees and Trustee's Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: FIRST, to reimburse the Master Servicer, the Trustee or Fiscal Agent, as applicable, for any related unreimbursed Payment Advances in accordance with Section 3.11(a)(ii), and SECOND, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.10(b). Nothing in this Section 3.16(d) shall affect the right or priorities of the Holders of the Class A-WAC Certificates to the Basic Class A-WAC Distribution Amount and Additional Class A-WAC Distribution Amount prior to distributions of principal to the Holders of the Class B Certificates.

                  SECTION 3.17. Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release or cause the related Custodian to release the related Mortgage File to the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee or the Custodian, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit E-1, shall release the related Mortgage File to the Master Servicer, and the Trustee shall, at the direction of the Master Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Trustee or any related Custodian on its behalf when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or the Custodian on its behalf to the Master Servicer.

                  Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.18. Servicing Compensation.

                  As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest (in the case of the Servicing Fee with respect to the Stated Principal Balance of each Mortgage Loan or related REO Property) and Arrearage (in the case of the Servicing Fee with respect to the Arrearage of each Mortgage Loan) in respect of such Mortgage Loan subject to Section 3.24. In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds, Late Collections or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges or otherwise shall be retained by the Master Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Master Servicer. The Master Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer and servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  SECTION 3.19. Reports to the Trustee; Collection Account
                                Statements.

                  Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in
Section 3.10(a) and each category of withdrawal specified in Section 3.11(a). Such statement shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Trustee.

                  SECTION 3.20. Statement as to Compliance.

                  The Master Servicer will deliver to the Trustee and the Depositor not later than April 30 of each year an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Trustee.

                  SECTION 3.21. Independent Public Accountants' Servicing
                                Report.

                  Not later than 120 days following the end of each fiscal year of the Master Servicer, the Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer a report to the effect that, on the basis of an examination by such firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under agreements substantially similar to each other (including this Agreement) was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC or the Uniform Single Attestation Program for Mortgage Bankers requires it to report with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the expense of the requesting party, provided that such statement is delivered by the Master Servicer to the Trustee.

                  SECTION 3.22. Access to Certain Documentation.

                  The Master Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Trustee and to any Person identified to the Master Servicer as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Master Servicer designated by it at the expense of the Person requesting such access.

                  SECTION 3.23. Title, Management and Disposition of REO
                                Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period, unless the Master Servicer shall have delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, acquire, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Master Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                           (i) all insurance premiums due and payable in respect
                  of such REO Property;

                          (ii) all real estate taxes and assessments in respect
                  of such REO Property that may result in the imposition of a lien thereon; and

                         (iii) all costs and expenses necessary to maintain
                  such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds as a Servicing Advance such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

                  Notwithstanding the foregoing, the Master Servicer shall not:

                           (i) permit the Trust Fund to enter into, renew or
                  extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                          (ii) permit any amount to be received or accrued
                  under any New Lease other than amounts that will constitute Rents from Real Property;

                         (iii) authorize or permit any construction on any REO
                  Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                          (iv) allow any Person to Directly Operate any REO
                  Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

                  The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                           (i) the terms and conditions of any such contract
                  shall not be inconsistent herewith;

                          (ii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                         (iii) none of the provisions of this Section 3.23(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                          (iv) the Master Servicer shall be obligated with
                  respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees.

                  (d) In addition to the withdrawals permitted under Section 3.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Payment Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.

                  (f) The proceeds from the REO Disposition, net of (i) any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan, (ii) any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above and (iii) brokers' commissions and closing costs customary for the locale of the related REO Property, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (g) The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 3.24. Obligations of the Master Servicer in Respect of
                                Prepayment Interest Shortfalls.

                  The Master Servicer shall deliver to the Trustee for deposit into the Distribution Account on or before 3:00 p.m. New York time on the Master Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from Principal Prepayments during the related Prepayment Period and (ii) the total amount of its servicing compensation for the most recently ended calendar month. Any amounts paid by the Master Servicer pursuant to this Section 3.24 shall not be reimbursed by the Trust Fund.

                  SECTION 3.25. Expense Account.

                  (a) The Trustee shall establish and maintain in its name, for the benefit of the Trustee in trust for the Certificateholders, the Expense Account. The Expense Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

                  (b) On the Business Day immediately preceding each Distribution Date, the Trustee shall withdraw from the Distribution Account and deposit into the Expense Account an amount equal to the Trustee's Fee for such Distribution Date.

                  (c) The Trustee shall make withdrawals from the Expense Account to pay the Trustee's Fee on each Distribution Date by 10:00 a.m. New York City time.

                  (d) Funds in the Expense Account may not be invested.

                  (e) Upon termination of the Trust Fund in accordance with
Section 10.01, any amounts, if any, remaining in the Expense Account following the payment of all unpaid Trustee's Fees shall be released to the Master Servicer as additional servicing compensation.

                  SECTION 3.26. Obligations of the Master Servicer in Respect of
                                Mortgage Rates and Monthly Payments.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Modified Scheduled Payments (or Forbearance Payments, in the case of Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods) or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Fiscal Agent, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Distributions.

                  (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Available Distribution Amount and distribute to the Certificateholders the following amounts by 10:00 a.m. New York City time, in the following order of priority:

i                         (i) to pay interest to the holders of the Senior P&I
                  Certificates, the Class IO Certificates and the Class A-WAC Certificates, PRO RATA based on entitlement, up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                          (ii) to pay interest to the holders of the Class B-1
                  Certificates up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                         (iii) to pay interest to the holders of the Class B-2
                  Certificates up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                          (iv) to pay interest to the holders of the Class B-3
                  Certificates up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                           (v) to pay interest to the holders of the Class B-4
                  Certificates up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                          (vi) to pay interest to the holders of the Class B-5
                  Certificates up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                         (vii) to pay interest to the holders of the Class B-6
                  Certificates up to an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date;

                        (viii) to pay principal to the holders of the Senior
                  P&I Certificates as provided below in Section 4.01(b)(i), up to an amount equal to the Senior Principal Distribution Amount, and to pay Arrearage to the holders of the Class A-WAC Certificates, up to an amount equal to the Basic Class A-WAC Distribution

                  Amount, provided that if the then remaining Available Distribution Amount is less than the sum of the Senior Principal Distribution Amount and the Basic Class A-WAC Distribution Amount, distributions pursuant to this clause (2) will be allocated among the holders of the Senior P&I Certificates and the holders of the Class A-WAC Certificates on a PRO RATA basis in accordance with their respective entitlements;

                          (ix) to pay to the holders of the Class R-III
                  Certificates, up to an amount equal to the Residual Arrearage Distribution Amount, if any, for such Distribution Date, payable solely from Undistributed Arrearage, if any, for such Distribution Date;

                           (x) to pay to the holders of the Class A-WAC
                  Certificates, up to an amount equal to the Additional Class A-WAC Distribution Amount;

                          (xi) to the holders of the Class B Certificates, an
                  aggregate amount equal to the Subordinate Principal Distribution Amount for such Distribution Date (applied to reduce the Class Certificate Balances of such Certificates), allocable among the Classes of Class B Certificates PRO RATA in accordance with the respective amounts payable as to each such Class pursuant to the priorities and amounts set forth in
                  Section 4.01(b)(ii); and

                         (xii) to reimburse the holders of the REMIC III
                  Regular Certificates for any amount previously allocated thereto pursuant to Section 4.04 hereof, in the following order: first, to the Senior P&I Certificates and Class A-WAC Certificates on a PRO RATA basis based on the amounts so previously allocated thereto; second, to the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates in that order.

                  All references above to the Class Certificate Balance of any Class of Certificates shall be to the Class Certificate Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses and Extraordinary Trust Fund Expenses, in each case to be allocated to such Class of Certificates on such Distribution Date pursuant to
Section 4.04.

                  (b)(i) On each Distribution Date, the aggregate distributions of principal made on such date in respect of the Senior P&I Certificates pursuant to Section 4.01(a)(viii) above shall be applied among the various Classes thereof in the following order of priority:

                                    FIRST, to the Class A-1 Certificates until
                           the Certificate Balance thereof is reduced to zero;

                                    SECOND, to the Class A-2 Certificates until
                           the Certificate Balance thereof is reduced to zero;

                                    THIRD, to the Class A-3 Certificates until
                           the Certificate Balance thereof is reduced to zero;
                           and

                                    FOURTH, to the Class A-4 Certificates until
                           the Certificate Balance thereof is reduced to zero.

                  (ii) On each Distribution Date, the aggregate distributions of principal made on such date in respect of the Class B Certificates pursuant to
Section 4.01(a)(x) above shall be applied among the various Classes thereof, in an order of priority from the Class of Class B Certificates with the lowest numerical class designation to the Class of Class B Certificates with the highest numerical class designation, in each case to the extent of remaining available funds up to the amount allocable to such Class for such Distribution Date and in each case until the Class Certificate Balance of each such Class is reduced to zero, in an amount with respect to each such Class equal to the sum of (A) the related Class B Percentage of the amounts described in clause (w) of the definition of Subordinate Principal Distribution Amount, (B) the portion of the amounts described in clauses (x) and (y) of the definition of Subordinate Principal Distribution Amount allocable to the such Class pursuant to Section 4.01(b)(iii) below and (C) the excess, if any, of the amount required to be distributed to such Class pursuant to this Section 4.01(b)(ii) for the immediately preceding Distribution Date, over the aggregate distributions of principal made in respect of such Class of Certificates on such immediately preceding Distribution Date pursuant to Section 4.01 to the extent that any such excess is not attributable to Realized Losses which were allocated to Class B Certificates with a lower priority pursuant to Section 4.04.

                  (iii) On any Distribution Date, the portion of (a) all net Liquidation Proceeds and Insurance Proceeds with respect to any Mortgage Loans the subject of a Final Recovery Determination in the related Prepayment Period and (b) all Principal Prepayments received in respect of the Mortgage Loans in the related Prepayment Period, allocable to principal and not included in the Senior Principal Distribution Amount, will be allocated on a PRO RATA basis among the following Classes of Class B Certificates (each, an "Eligible Class") in proportion to the respective outstanding Class Certificate Balances thereof:
(i) the Class B-1 Certificates, (ii) the Class B-2 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 19.50% before giving effect to distributions on such Distribution Date, (iii) the Class B-3 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 15.50% before giving effect to distributions on such Distribution Date, (iv) the Class B-4 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 11.50% before giving effect to distributions on such Distribution Date, (v) the Class B-5 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-5 Certificates and the Class B-6 Certificates equals or exceeds 8.75% before giving effect to distributions on such Distribution Date and (vi) the Class B-6 Certificates, if on such Distribution Date the aggregate percentage interest in the Trust Fund evidenced by the Class B-6 Certificates equals or exceeds 6.75% before giving effect to distributions on such Distribution Date. Notwithstanding the foregoing, if the application of the foregoing on any Distribution Date as provided in Section 4.01 would result in a distribution in respect of principal to any Class or Classes of Class B Certificates in an amount greater than the remaining Class Certificate Balance thereof (any such Class, a "Maturing Class") then: (a) the amount to be allocated to each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Class Certificate Balance of such Class to zero and (b) the total amount of the reductions pursuant to clause (a) above in the amount to be allocated to the Maturing Class or Classes shall be allocated among the remaining Eligible Classes on a PRO RATA basis in proportion to the respective outstanding Class Certificate Balances thereof prior to the allocation thereto of any of the amounts described in the preceding sentence.

                  (c) [Reserved].

                  (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(f) or Section 10.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance (or, in the case of the Class R Certificates, a 66% Percentage Interest) of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Trustee nor the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (f) Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                 (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, contact the remaining non-tendering Certificateholders concerning surrender of their Certificates in the manner reasonably specified to the Trustee by the Master Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within one year after the second notice any such Certificates shall not have been surrendered for cancellation, the Master Servicer shall continue to hold any remaining funds for the benefit of the non-tendering Certificateholders, and such Certificateholders shall thereafter look solely to the Master Servicer for payment thereof. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this
Section 4.01(f).

                  (g) All distributions made in respect of the Class A-1 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-1; all distributions made in respect of the Class A-2 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-2; all distributions made in respect of the Class A-3 Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest

A-3; all distributions made in respect of the Class A-4 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-4; all distributions made in respect of the Class B-1 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-1; all distributions made in respect of the Class B-2 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-2; all distributions made in respect of the Class B-3 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-3; all distributions made in respect of the Class B-4 Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-4; all distributions made in respect of the Class B-5 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-5; all distributions made in respect of the Class B-6 Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-6; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component A1-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-1; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01, and allocable to Component A2-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-2; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component A3-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-3; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component A4-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-4; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01, and allocable to Component Arrearage, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component B1-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-1; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component B2-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-2; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01, and allocable to Component B3-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-3; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component B4-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-4; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component B5-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-5; all distributions made in respect of the Class A-WAC Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01, and allocable to Component B6-WAC, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-6; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-1; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-2; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or
10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-3; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest A-4; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-1; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-2; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to
Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-3; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-4; a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-5; and a portion of the distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest B-6. In each such case, if such distribution on any such Class of REMIC III Certificates was a distribution of interest, of principal and/or of Arrearage, the corresponding distribution deemed to be made on a REMIC II Regular Interest pursuant to the preceding sentence shall be deemed also to be a distribution of interest, of principal and/or of Arrearage. The actual distributions made by the Trustee on each Distribution Date in respect of the REMIC III Certificates pursuant to Sections 4.01(a) and/or 10.01 shall be deemed to have been so made from the amounts deemed distributed in respect of the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.01(h). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.01(h), actual distributions of funds from the Distribution Account shall be made only in accordance with Section 4.01(a) or Section 10.01, as applicable.

                  (h) On each Distribution Date, the portion of the Available Distribution Amount for such date distributed in respect of the Class R-II Certificates and the REMIC III Certificates pursuant to Section 4.01(a) or 10.01 shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of such funds:

                           (i) to pay interest in respect of the REMIC I Regular
                  Interests, in an amount equal to all Uncertificated Accrued Interest in respect of REMIC I Regular Interests for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates; and

                          (ii) to pay principal and Arrearage in respect of the
                  REMIC I Regular Interests, in an amount equal to, and PRO RATA in accordance with, as to each REMIC I Regular Interest, the entitlements of the Class A-WAC Certificates and of the P&I Certificates for such Distribution Date.

                  SECTION 4.02. Statements to Certificateholders.

                  On each Distribution Date, the Trustee shall prepare and forward by mail to each Holder of the Regular Certificates a statement as to the distributions made on such Distribution Date setting forth:

                           (i) the amount of the distribution made on such
                  Distribution Date to the Holders of Certificates of each such Class allocable to principal and Arrearage, including distributions of the Residual Arrearage Distribution Amount to the Class R-III Certificates;

                          (ii) the amount of the distribution made on such
                  Distribution Date to the Holders of Certificates of each such Class allocable to interest;

                         (iii) the aggregate amount of compensation received
                  by the Master Servicer and the Trustee during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                          (iv) the aggregate amount of Payment Advances for
                  such Distribution Date, the aggregate amount of Payment Advances reimbursed during the calendar month preceding such Distribution Date and the aggregate amount of unreimbursed Payment Advances at the close of business on such Distribution Date;

                           (v) (a) the aggregate Stated Principal Balance of the
                  Mortgage Loans and any REO Properties, (b) the aggregate amount of Arrearage and (c) the

                  Undistributed Arrearage, in each case, at the close of business on such Distribution Date and the end of the immediately preceding calendar month;

                          (vi) the number, aggregate Legal Balance, weighted
                  average remaining term to original maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                         (vii) the number, aggregate Stated Principal Balance,
                  and aggregate amount of Arrearage of Mortgage Loans (a) delinquent one payment, (b) delinquent two payments, (c) delinquent three or more payments, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force (it being understood that for purposes of calculating the information described in clauses (a), (b), and (c) above, a Mortgage Loan is delinquent one payment if payment on such Mortgage Loan is one calendar month past due on a contractual basis, a Mortgage Loan is delinquent two payments if payment on such Mortgage Loan is two calendar months past due on a contractual basis and a Mortgage Loan is delinquent three payments if payment on such Mortgage Loan is three calendar months past due on a contractual basis), and the number, aggregate Stated Principal Balance and aggregate amount of Arrearage of Mortgage Loans solely with respect to the information described in clause (e) above;

                        (viii) with respect to any Mortgage Loan purchased by
                  the Master Servicer pursuant to Section 3.16(c), the loan number of such Mortgage Loan, the Stated Principal Balance of such Mortgage Loan and the amount of Arrearage with respect to such Mortgage Loan;

                          (ix) with respect to any Mortgage Loan that became an
                  REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the Stated Principal Balance of such Mortgage Loan and the amount of Arrearage of such Mortgage Loan as of the date it became an REO Property;

                           (x) with respect to any Mortgage Loan that was an REO
                  Property as of the last day of the preceding calendar month, the loan number of such Mortgage Loan, the Stated Principal Balance of such Mortgage Loan and the amount of Arrearage of such Mortgage Loan as of the last day of such calendar month;

                          (xi) with respect to any REO Property liquidated
                  during the preceding calendar month, the loan number of such Mortgage Loan, the Stated Principal Balance of such Mortgage Loan, the amount of Arrearage of such Mortgage Loan and the amount of Realized Losses incurred with respect to such Mortgage Loan as of the date it became a liquidated REO Property;

                         (xii) the aggregate amount of Principal Prepayments
                  and actual collections of Arrearage made during the related Prepayment Period;

                        (xiii) the aggregate amount of Realized Losses
                  incurred during the related Prepayment Period and since the Closing Date;

                         (xiv) the aggregate amount of Extraordinary Trust
                  Fund Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date and since the Closing Date;

                          (xv) the aggregate Certificate Balance of each such
                  Class of Certificates and the aggregate Certificate Notional Amount of the Class IO Certificates and the Class A-WAC Certificates, after giving effect to the distributions, and allocations of Realized Losses and Extraordinary Trust Fund Expenses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses and Extraordinary Trust Fund Expenses;

                         (xvi) the Certificate Factor for each such Class of
                  Certificates applicable to such Distribution Date;

                        (xvii) the Interest Distribution Amount in respect of
                  each such Class of Certificates for such Distribution Date and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

                       (xviii) the aggregate amount of any Prepayment
                  Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to
                  Section 3.24;

                         (xix) the aggregate amount of Relief Act Interest
                  Shortfalls for such Distribution Date;

                          (xx) the Pass-Through Rates applicable to the Class
                  A-WAC Certificates for such Distribution Date and the immediately succeeding Distribution Date;

                         (xxi) to the extent the Trustee using reasonable
                  efforts can determine and provide, the Constant Prepayment Rate (A) for the calendar month preceding such Distribution Date and (B) from the Cut-off Date through the calendar month preceding such Distribution Date; and

                        (xxii) to the extent the Trustee using reasonable
                  efforts can determine and provide, Arrearage Repayment Percentage (A) for the calendar month preceding such Distribution Date and (B) from the Cut-off Date through the calendar month preceding such Distribution Date.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  On each Distribution Date, the Trustee shall forward to the Depositor, to each Holder of a Residual Certificate and to the Master Servicer, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

                  The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Master Servicer.

                  On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") cusip level factors for each Class of Certificates as of such Distribution Date using a format and media mutually acceptable to the Trustee and Bloomberg.

                  SECTION 4.03. Remittance Reports; Payment Advances.

                  (a) On the first Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee by electronic format (or by such other means as the Master Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date in the file layout attached hereto as Exhibit G-1 with such changes as shall be agreed to between the Master Servicer and the Trustee. On the same date, the Master Servicer shall forward to the Trustee by overnight mail or modem a computer readable magnetic tape or electronic file containing the information set forth in such Remittance Report with respect to the related Distribution Date. Not later than the close of business Portland, Oregon time on the third Business Day after the Determination Date, the Trustee shall deliver or cause to be delivered to the Master Servicer the Distribution Date report, in the file layout attached hereto as Exhibit G-2 in an electronic format reasonably specified by the Master Servicer, with such changes as shall be agreed to between the Master Servicer and the Trustee, which for purposes of this Section 4.03 shall also contain the following information: (i) the amount of Payment Advances to be made by the Master Servicer in respect of the related Distribution Date, the aggregate amount of Payment Advances outstanding after giving effect to such Payment Advances, and the aggregate amount of Nonrecoverable Payment Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Master Servicer and shall be entitled to rely conclusively on any such information provided by the Master Servicer reasonably believed by it to be genuine and to have been signed or presented by the Master Servicer.

                  (b) The amount of Payment Advances to be made by the Master Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) with respect to the Initial Forbearance Period Loans prior to the expiration of the related Forbearance Periods, the aggregate amount of Forbearance Payments, net of the related Servicing Fee, due on the related Due Date in respect of such Initial Forbearance Period Loans, which Forbearance Payments were delinquent as of the close of business on the related Determination Date; (ii) the aggregate amount of Modified Scheduled Payments (with each interest portion thereof net of the related Servicing Fee), other than any portion thereof representing Arrearage, due on the related Due Date in respect of the Mortgage Loans, which Modified Scheduled Payments were delinquent as of the close of business on the related Determination Date and (iii) with respect to each REO Property, an amount equal to the excess, if any, of the Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) in effect immediately prior to foreclosure, other than any portion thereof representing Arrearage, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date; provided, however, the Master Servicer shall make a Payment Advance in respect of Arrearage in an amount equal to the Modified Scheduled Payment (or Forbearance Payment, in the case of an Initial Forbearance Period Loan prior to the expiration of the related Forbearance Period) to be applied to the Certificate Balance of the Class A-WAC Certificates after the Stated Principal Balances of a Mortgage Loan equals zero.

                  On or before 3:00 p.m. New York time on the Master Servicer Remittance Date, the Master Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Payment Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Master Servicer in discharge of any such Payment Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Payment Advances to be made by the Master Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Collection Account on or before any future Master Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to Payment Advances to be made on the Master Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make Payment Advances. The Trustee will provide, pursuant to
Section 7.02, notice to the Master Servicer by facsimile by the close of business on any Master Servicer Remittance Date in the event that the amount remitted by the Master Servicer to the Trustee on such date is less than the Payment Advances required to be made by the Master Servicer for the related Distribution Date.

                  (c) The obligation of the Master Servicer to make such Payment Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no Payment Advance shall be required to be made hereunder by the Master Servicer if such Payment Advance would, if made, constitute a Nonrecoverable Payment Advance. The determination by the Master Servicer that it has made a Nonrecoverable Payment Advance or that any proposed Payment Advance, if made, would constitute a Nonrecoverable Payment Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Depositor, the Trustee and the Fiscal Agent.

                  SECTION 4.04. Allocation of Extraordinary Trust Fund Expenses
                                and Realized Losses.

                  (a) Prior to each Determination Date, the Master Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determination made during the related Prepayment Period; and (ii) the respective portion of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, the Master Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuation made during the related Prepayment Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with any Debt Service Reduction in respect of scheduled payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by the Master Servicer shall be evidenced by an Officers' Certificate delivered to the Trustee by the Master Servicer prior to the Determination Date immediately following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (ii) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

                  (b) All Realized Losses on the Mortgage Loans and all Extraordinary Trust Fund Expenses shall be allocated on each Distribution Date as follows: first, to the Class B-6 Certificates; second, to the Class B-5 Certificates; third, to the Class B-4 Certificates; fourth, to the Class B-3 Certificates; fifth, to the Class B-2 Certificates; sixth, to the Class B-1 Certificates, in each case, until the Certificate Balance thereof has been reduced to zero; and seventh, upon the reduction of the Certificate Balances of the Class B Certificates to zero, to the Senior P&I Certificates and Class A-WAC Certificates on a PRO RATA basis.

                  Any such allocation of Realized Losses to a Class of Certificates on any Distribution Date shall be made by reducing the Class Certificate Balance thereof by the amount so allocated. As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Certificates means an allocation on a PRO RATA basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Class Certificate Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  (c) On each Distribution Date, prior to the distributions deemed to be made in respect of the REMIC II Regular Interests on such date pursuant to Section 4.01(g), the Trustee shall, with respect to any Realized Losses or Extraordinary Trust Fund Expenses allocated to any Class of Certificates, allocate such Realized Losses or Extraordinary Trust Fund Expenses to the REMIC II Regular Interest bearing the same alphanumeric designation as such Class by reducing the Uncertificated Balance of such REMIC II Regular Interest. All such reductions shall be deemed to be an allocation of Realized Losses and Extraordinary Trust Fund Expenses.

                  (d) On each Distribution Date, prior to the distributions deemed to be made in respect of the REMIC I Regular Interests on such date pursuant to Section 4.01(i), the Trustee shall (i) with respect to any Realized Losses or Extraordinary Trust Fund Expenses allocated to REMIC II Regular Interest A, allocate such Realized Losses or Extraordinary Trust Fund Expenses to REMIC I Regular Interest A by reducing the Uncertificated Balance of such REMIC I Regular Interest and (ii) with respect to any Realized Losses or Extraordinary Trust Fund Expenses allocated to any REMIC II Regular Interest other than REMIC II Regular Interest A, allocate such Realized Losses or Extraordinary Trust Fund Expenses to among the REMIC I Regular Interest (other than REMIC I Regular Interest A) by reducing the Uncertificated Balances of the REMIC I Regular Interests on a PRO RATA basis. All such reductions shall be deemed to be an allocation of Realized Losses and Extraordinary Trust Fund Expenses.

                  SECTION 4.05. Commission Reporting.

                  Within 15 days after each Distribution Date, the Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 1998, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable and unless otherwise instructed by the Depositor. Prior to March 30, 1998, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least three Business Days prior to filing any Form 8-K or Form 10-K pursuant to this Section 4.05, the Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Depositor.

                  SECTION 4.06. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01. The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund. As of the Closing Date, the aggregate Certificate Balance of the P&I Certificates will equal the Cut-off Date Pool Unpaid Principal Balance, and the aggregate Certificate Balance of the Class A-WAC Certificates will equal $66,681,956.00 of the Cut-off Date Pool Arrearage.

                  The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-10. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

                  Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Senior P&I Certificates shall initially be issued as Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Master Servicer and, if the Trustee is not the Book-Entry Custodian, the Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                  The Trustee, the Fiscal Agent, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of each of the Classes of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, and the delivery of registration instructions from the Depository for registration of transfer (which surrender and delivery the Trustee shall use reasonable efforts to cause to occur), the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $10,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $10,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering, transferring and exchanging Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Master Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  (b) No transfer of any Class B-4, Class B-5, Class B-6 or Residual Certificate or interest therein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of any Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from such Certificateholder substantially in the form attached as Exhibit F-1 hereto or such other certification reasonably acceptable to the Trustee and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit F-2A or Exhibit F-2B hereto or such other certification reasonably acceptable to the Trustee; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) In the case of any Senior Certificate (other than any Class IO Certificate) or any Class B-1, Class B-2 or Class B-3 Certificate, any Person acting, directly or indirectly, on behalf of any Plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 shall be deemed to have represented one of the following: (i) the purchase of such Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Trust Fund to any obligation in addition to those undertaken in the Agreement; (ii) the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation in addition to those undertaken in the Agreement and the following conditions are met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60), (b) the conditions set forth in PTCE 95-60 have been satisfied and will continue to be satisfied and (c) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Certificates; (iii) the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation in addition to those undertaken in the Agreement and the following conditions are met: (a) the purchaser is an "investment fund" described in PTCE 84-14, (b) the conditions set forth in PTCE 84-14 have been satisfied and will continue to be satisfied and (c) the purchase and holding of Certificates by or on behalf of the purchaser are exempt under PTCE 84-14; or (iv) the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation in addition to those undertaken in the Agreement and the following conditions are met: (a) the investment is being made by an insurance company, insurance service or insurance organization (an "Insurer") qualified to do business in the applicable state; and (b) the Insurer has issued to the Plan a "guaranteed benefit policy" within the meaning of Section 401(b)(2) of ERISA such that the assets of the Plan are deemed to include such policy but are not deemed to include any assets of such Insurer pursuant to Section 401(b)(2) of ERISA.

         In the case of any Class IO, Class B-4, Class B-5, Class B-6 or Residual Certificate presented for registration in the name of any Plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan shall provide the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Trust Fund with either: (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Trust Fund to the effect that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund or (ii) in lieu of such Opinion of Counsel, a certification in the form of Exhibit F-3 to this Agreement, which provides that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement and one of the following is met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60), the conditions set forth in PTCE 95-60 have been satisfied and will continue to be satisfied and there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Certificates; (b) the purchaser is an "investment fund" described in PTCE 84-14, the conditions set forth in PTCE 84-14 have been satisfied and will continue to be satisfied and the purchase and holding of such Certificates by or on behalf of the purchaser are exempt under PTCE 84-14; or (c) the investment is being made by an insurance company, insurance service or insurance organization (an "Insurer") qualified to do business in the applicable state and the Insurer has issued to the Plan a "guaranteed benefit policy" within the meaning of Section 401(b)(2) of ERISA such that the assets of the Plan are deemed to include such policy but are not deemed to include any assets of such Insurer pursuant to Section 401(b)(2) of ERISA. The Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Trust Fund may rely upon such certification without further inquiry or investigation.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the

Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                                    (A) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                    (B) In connection with any proposed Transfer
                           of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                                    (C) Notwithstanding the delivery of a
                           Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                                    (D) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement (in the form attached hereto as Exhibit H-1) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit H-2) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                                    (E) Each Person holding or acquiring an
                           Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                        (ii) The Trustee will register the Transfer of any
                  Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                       (iii) (A) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any purported Transferee shall become a
                  holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right (but not the obligation), without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause
                  (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                        (iv) The Trustee shall make available to the Internal
                  Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5)with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

                         (v) The provisions of this Section 5.02(d) set forth
                  prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                                    (A) written notification from each Rating
                           Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                                    (B) an Opinion of Counsel, in form and
                           substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) The Class IO, the Class A-WAC, the Class B and the Residual Certificates shall initially be issued in, and shall remain in, physical, definitive form.

                  (f) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (g) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (h) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (i) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

                  (j) The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Register on the first Business Day in January and June of each year, commencing January 1998.

                  SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04. Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                  SECTION 5.05. Certain Available Information.

                  On or prior to the date of the first sale of any Certificate to an Independent third party, the Depositor shall provide to the Trustee 10 copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of the Certificates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee 10 copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Certificate, the private placement memorandum or other disclosure document relating to the Certificates, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 12.01, (B) all monthly statements required to be delivered to Certificateholders pursuant to Section
4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 11.01(i), (D) any and all Officers' Certificates delivered to the Trustee by the Master Servicer since the Closing Date to evidence the Master Servicer's determination that any Payment Advance was, or if made, would be a Nonrecoverable Payment Advance and (E) any and all Officers' Certificates delivered to the Trustee by the Master Servicer since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the person requesting the same.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

                  SECTION 6.01. Liability of the Depositor and the Master
                                Servicer.

                  The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Master Servicer herein.

                  SECTION 6.02. Merger or Consolidation of the Depositor or the
                                Master Servicer.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and the Master Servicer, or the Affiliate of the Master Servicer that is sub-servicing the Mortgage Loans, will keep in full effect its qualification as an approved conventional servicer for FHLMC or FNMA, and its qualifications as a HUD approved mortgagee, in good standing. The Depositor and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FHLMC or FNMA and shall be qualified as a HUD approved mortgagee; and provided further that the Rating Agencies' ratings of the Certificates of any Class in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                  SECTION 6.03. Limitation on Liability of the Depositor, the
                                Master Servicer and Others.

                  None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Depositor's or Master Servicer's obligations under this Agreement or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is incidental to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or the Master Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights, the reasonable legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

                  SECTION 6.04. Limitation on Resignation of the Master
                                Servicer.

                  The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee. No resignation of the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

                  SECTION 6.05. Rights of the Depositor in Respect of the Master
                                Servicer.

                  The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor and the Trustee its most recent financial statements and such other information relating to its capacity to perform its obligations under this Agreement it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust Fund, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01. Master Servicer Events of Default.

                  "Master Servicer Event of Default," wherever used herein, means any one of the following events:

                         (i) any failure by the Master Servicer to remit to the
                  Trustee for distribution to the Certificateholders any payment (other than a Payment Advance required to be made from its own funds on any Master Servicer Remittance Date pursuant to
                  Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure (provided that the Depositor and the Trustee hereby agree to give prompt written notice upon its discovery of any such failure), requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee (in which case, such notice shall be provided by facsimile), or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                        (ii) any failure on the part of the Master Servicer duly
                  to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the Master Servicer; or

                       (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                        (iv) the Master Servicer shall consent to the
                  appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                         (v) the Master Servicer shall admit in writing its
                  inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                        (vi) any failure of the Master Servicer to make any
                  Payment Advance on any Master Servicer Remittance Date required to be made from its own funds pursuant to Section
                  4.03 which continues unremedied until 12:00 noon New York time on the Business Day immediately following the Master Servicer Remittance Date.

If a Master Servicer Event of Default described in clauses (i) through (v) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee and to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer to the Collection Account held by or on behalf of the Master Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of the Master Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Master Servicer (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Payment Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Asset-Backed Securities Trust Services Group has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  (a) On and after the time the Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer (except for any representations or warranties of the Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the Master Servicer's obligations to make Payment Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make Payment Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to the Master Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans to which the Master Servicer would have been entitled if it had continued to act hereunder. If the Trustee fails to make any Payment Advance required to be made on any Distribution Date, the Fiscal Agent pursuant to Section 8.14 shall make such Payment Advance not later than 11:00 a.m., New York City time, on such Distribution Date and, thereby, the Trustee shall not be in default under this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution having a net worth of not less than $15,000,000 and whose appointment, as confirmed in writing by each Rating Agency, will not result in a downgrade, qualification or withdrawal of the ratings of such Rating Agency on any Class of Certificates, as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement. No appointment of a successor to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

                  (b) If the Master Servicer fails to remit to the Trustee for distribution to the Certificateholders any payment required to be made under the terms of the Certificates and this Agreement (for purposes of this Section 7.02(b), a "Remittance") because the Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is prohibited by Section 362 of the federal Bankruptcy Code, the Trustee shall upon notice of such prohibition, regardless of whether it has received a notice of termination under Section 7.01, advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Distribution Date. The Trustee shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Trustee, can reasonably be expected to be ultimately recoverable from funds which are in the custody of the Master Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition (the "Stayed Funds") and (ii) the Trustee is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Trustee or the deposit thereof in the Distribution Account by the Master Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Trustee may recover the amount so advanced, without interest, by withdrawing such amount from the Distribution Account; however, nothing in this Agreement shall be deemed to affect the Trustee's rights to recover from the Master Servicer's own funds interest on the amount of any such advance. If the Trustee at any time makes an advance under this Subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Trustee shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account or the Collection Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any termination of the Master Servicer pursuant to
Section 7.01 above or any appointment of a successor to the Master Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

                  SECTION 7.04. Waiver of Master Servicer Events of Default.

                  The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; PROVIDED, HOWEVER, that a default or Master Servicer Event of Default under clause (i) or (vi) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates; provided, further, that a Master Servicer Event of Default may be waived only during the ten (10) Business Days following the receipt by the Trustee of written notice of an Event of Default. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE FISCAL AGENT

                  SECTION 8.01. Duties of Trustee.

                  The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                         (i) Prior to the occurrence of a Master Servicer Event
                  of Default, and after the curing of all such Master Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                        (ii) The Trustee shall not be personally liable for an
                  error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                       (iii) The Trustee shall not be personally liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 8.01:

                         (i) The Trustee may request and rely upon and shall be
                  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) The Trustee may consult with counsel and any
                  Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                       (iii) The Trustee and the Fiscal Agent shall be under no
                  obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee and the Fiscal Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee or the Fiscal Agent of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                        (iv) The Trustee shall not be personally liable for any
                  action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                         (v) Prior to the occurrence of a Master Servicer Event
                  of Default hereunder and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

                        (vi) The Trustee may execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                       (vii) Neither the Trustee nor the Fiscal Agent shall be
                  personally liable for any loss resulting from the investment of funds held in the Collection Account at the direction of the Master Servicer pursuant to Section 3.12.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 8.03. Trustee and Fiscal Agent Not Liable for
                                Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in
Article II and the representations and warranties of the Trustee and the Fiscal Agent in Section 8.13) shall be taken as the statements of the Depositor, and the Trustee and the Fiscal Agent assume no responsibility for their correctness. The Trustee and the Fiscal Agent make no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. Neither the Trustee nor the Fiscal Agent shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

                  SECTION 8.04. Trustee and Fiscal Agent May Own Certificates.

                  The Trustee or the Fiscal Agent in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Fiscal Agent.

                  SECTION 8.05. Trustee's Fees and Expenses.

                  The Trustee pursuant to Section 3.25 shall withdraw the Trustee's Fees on each Distribution Date from the Expense Account. The Trustee and the Fiscal Agent and any director, officer, employee, attorney or agent of the Trustee and the Fiscal Agent shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses and disbursements incurred or made by the Trustee or the Fiscal Agent, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's and Fiscal Agent's performance in accordance with the provisions of this Agreement) incurred by the Trustee or the Fiscal Agent arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement (including, without limitation, the performance of its duties under Sections 7.01 and 7.02 hereof), other than any loss, liability or expense (i) resulting from the Master Servicer's actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee or the Fiscal Agent pursuant to Section 11.01(d) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's or the Fiscal Agent's obligations under Article XII hereof. The Master Servicer agrees to indemnify the Trustee and the Fiscal Agent and any director, officer, employee, attorney or agent of the Trustee and the Fiscal Agent from, and hold them harmless against, any loss, liability or expense arising in respect of such Master Servicer's acts or omissions in connection with this Agreement and the Mortgage Loans serviced by such Master Servicer. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Fiscal Agent. Any payment hereunder made by the Master Servicer to the Trustee or the Fiscal Agent shall be from the Master Servicer's own funds, without reimbursement from the Trust Fund therefor.

                  SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, the Mortgage Loan Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

                  SECTION 8.07. Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

                  Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency to such effect.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to the Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 8.09. Merger or Consolidation of Trustee.

                  Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06
hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11. Appointment of Custodians.

                  The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, and the expense of any such Custodian shall be paid by the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor or any Affiliate of the Depositor. The Master Servicer shall not have any duty to verify that any such Custodian is qualified to act as such in accordance with the preceding sentence. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more

Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

                  SECTION 8.12. Appointment of Office or Agency.

                  The Trustee will appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

                  SECTION 8.13. Representations and Warranties of the Trustee
                                and the Fiscal Agent.

         (a) The Trustee hereby represents and warrants to the Master Servicer and the Depositor, as of the Closing Date, that:

                  (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of governing its creation and existence;

                  (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Master Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee;

                  (vi) No litigation is pending or, to the actual knowledge of the Trustee's Asset-Backed Securities Trust Services Group, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

         (b) The Fiscal Agent hereby represents and warrants to the Master Servicer and the Depositor, as of the Closing Date, that:

         (i) The Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

         (ii) The execution and delivery by the Fiscal Agent of this Agreement have been duly authorized by all necessary corporate action on the part of the Fiscal Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgement, decrees or order binding on the Fiscal Agent or its properties that would materially and adversely affect the Fiscal Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Fiscal Agent, or (iii) the terms of any material agreement or instrument to which the Fiscal Agent is a party or by which it is bound; the Fiscal Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or other governmental agency, which default would materially and adversely affects its performance under this Agreement;

         (iii) The execution, delivery and performance by the Fiscal Agent of this Agreement and the consummation of the transactions contemplated by this Agreement do not require the consent, approval, authorization or order of, the giving notice to, or the registration with, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

         (iv) This Agreement has been duly executed and delivered by the Fiscal Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity

         (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

         (v) There are no actions, suits or proceedings pending or, to the actual knowledge of the Trustee's Asset-Backed Securities Trust Services Group (on behalf of the Fiscal Agent), threatened, against the Fiscal Agent that, either in any one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Fiscal Agent to perform under the terms of this Agreement.

                  SECTION 8.14. The Fiscal Agent.

                  (a) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Payment Advance, whether as successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such Payment Advance when and as required by the terms of this Agreement on behalf the Trustee as if the Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent makes a Payment Advance pursuant to this Section 8.14, the obligations of the Trustee under this Agreement in respect of such Payment Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, the Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Trustee is entitled to hereunder as if it were the Trustee.

                  (b) All fees and expenses of the Fiscal Agent incurred by the Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and the neither the Trustee nor the Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust Fund, the Depositor or the Master Servicer.

                  (c) The obligations of the initial Fiscal Agent set forth in this Section 8.14 shall exist for so long as the initial Trustee shall act as Trustee hereunder. The obligations of the initial Fiscal Agent set forth in this
Section 8.14 shall cease to exist to the extent that the initial Trustee is no longer acting as Trustee hereunder. The responsibility for appointing a successor Fiscal Agent shall belong to the successor Trustee insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06.

                                   ARTICLE IX

                         SPECIAL FORECLOSURE PROCEDURES
                     AT OPTION OF THE HOLDER OF THE MAJORITY
              IN PERCENTAGE INTEREST IN THE CLASS B-6 CERTIFICATES

                  SECTION 9.01. General.

                  (a) The terms and provisions of this Article IX shall become operative only upon the express written consent of the Master Servicer, with written notice of such consent delivered to the Trustee, and then only for so long as the specific Class B-6 Certificateholder to whom consent was granted remains the Holder of a majority in Percentage Interest in the Class B-6 Certificates. In the event of any conflict between the terms and conditions of this Article IX and the first paragraph of Section 3.16(a), this Article IX shall control.

                  (b) Whenever used in this Article IX, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  AFFIRMATION: A written statement signed by the Holder of a majority in Percentage Interest in the Class B-6 Certificates, as applicable, and sent to the Master Servicer certifying such Holder's Percentage Interest in the Class B-6 Certificates, and affirming the terms of Section 9.08.

                  COLLATERAL ACCOUNT: The fund established and maintained pursuant to Section 9.06 hereof.

                  COMMENCEMENT OF FORECLOSURE: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage or deed to secure debt, any filing or service of process necessary to commence an action to foreclose or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above.

                  CURRENT APPRAISAL: With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Delay Foreclosure or an Election to Foreclose, an appraisal of such Mortgage Loan, based on an appraisal of the related Mortgaged Property obtained by the Directing Holder at its expense from an appraiser acceptable to the Master Servicer as nearly contemporaneously as practicable to the time of the Directing Holder's election, prepared based on the Master Servicer's customary requirements for such appraisals, and which appraisal shall take into account estimated liquidation expenses and carrying costs.

                  DIRECTING HOLDER: The Holder of a majority in Percentage Interest of the most subordinate outstanding Class of the Class B-6 Certificates from the time that such Holder provides the Affirmation to the Master Servicer and until such time as such Holder is no longer a Holder of a majority in Percentage Interest in the Class B-6 Certificates.

                  ELECTION TO DELAY FORECLOSURE: Any election by the Directing Holder to delay the Commencement of Foreclosure, made in accordance with Section 9.03(b).

                  ELECTION TO FORECLOSE: Any election by the Directing Holder to proceed with the Commencement of Foreclosure, made in accordance with Section 9.04(a).

                  FAIR MARKET VALUE: With respect to a Subject Mortgage Loan, the fair market value of the related Mortgaged Property as determined pursuant to the Current Appraisal.

                  REQUIRED COLLATERAL ACCOUNT BALANCE: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Account pursuant to Section 9.03(d) (after adjustment for all withdrawals and deposits pursuant to Section 9.03(e)) and Section 9.04(b) (after adjustment for all withdrawals and deposits pursuant to Section 9.04(c)), reduced by all withdrawals therefrom pursuant to Section 9.03(g) and Section 9.04(d).

                  SUBJECT MORTGAGE LOAN: Any Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.

                  UPDATED CURRENT APPRAISAL: With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Delay Foreclosure and as to which no amount has been realized on such Subject Mortgage Loan within six months from the time the Subject Mortgage Loan becomes delinquent, an appraisal of such Mortgage Loan, based on an appraisal of the related Mortgaged Property obtained by the Directing Holder at its expense from an appraiser acceptable to the Master Servicer as nearly contemporaneously as practicable to the time which the Directing Holder is obligated to purchase such Subject Mortgage Loan pursuant to Section 9.03(g), prepared based on the Master Servicer's customary requirements for such appraisals, and which appraisal shall take into account estimated liquidation expenses and carrying costs.

                  (c) All capitalized terms not otherwise defined in this
Article IX shall have the meanings assigned elsewhere in this Agreement.

                  SECTION 9.02. Reports and Notices.

                  (a) In connection with the performance of its duties under this Agreement relating to the realization upon defaulted Mortgage Loans, the Master Servicer shall provide to the Directing Holder the following notices and reports:

                  (i) Upon reasonable request of the Directing Holder, with respect to any Mortgage Loan listed as at least 30 days delinquent in the statement provided to

         Certificateholders pursuant to Section 4.02 of this Agreement, the Master Servicer shall provide such information as it may have in its possession or may reasonably obtain, the reasonable out of pocket expenses of the Master Servicer in providing such information to be paid promptly by the Directing Holder, upon receipt of an invoice from the Master
         Servicer.

                  (ii) Prior to the Commencement of Foreclosure in connection with any Subject Mortgage Loan, the Master Servicer shall provide the Directing Holder with a notice of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under such Mortgage Loan.

                  (b) If requested by the Directing Holder, the Master Servicer shall make its servicing personnel available (during its normal business hours) to respond to reasonable inquiries by the Directing Holder in connection with any Subject Mortgage Loan identified in a report or notice under subsection
(a)(i) or (a)(ii) above which has been given to the Directing Holder; provided, that (1) the Master Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Master Servicer shall not be required to provide any written information under this subsection.

                  (c) The Remittance Reports prepared by the Master Servicer pursuant to Section 4.03, and the statements to Certificateholders prepared by the Trustee pursuant to Section 4.02, shall each include the following additional information: (i) the number and aggregate unpaid principal balance of Mortgage Loans as to which an Election to Delay Foreclosure has been made and
(ii) the number and aggregate unpaid principal balance of Mortgage Loans as to which an Election to Foreclose has been made.

                  SECTION 9.03. Election to Delay Foreclosure Proceedings.

                  (a) In the event that the Master Servicer does not receive written notice of the Directing Holder's election pursuant to subsection (b) below within 24 hours of transmission of the notice provided by the Master Servicer under Section 9.02(a)(ii), the Master Servicer shall proceed with the Commencement of Foreclosure in respect of such Subject Mortgage Loan in accordance with its normal foreclosure policies without additional notice to the Directing Holder. Any foreclosure that has been initiated may be discontinued if the Subject Mortgage Loan has been brought current (including the payment to the Collateral Account of all related Payment Advances and Servicing Advances) or if a refinancing or prepayment occurs pursuant to which the Subject Mortgage Loan is brought current (including the payment of all related Payment Advances and Servicing Advances), without notice to the Directing Holder.

                  (b) In connection with any Subject Mortgage Loan with respect to which a notice under Section 9.02(a)(ii) has been given to the Directing Holder, the Directing Holder may elect, for reasonable cause as determined by the Directing Holder, to instruct the Master Servicer to delay Commencement of Foreclosure until such time as the Directing Holder determines that the Master Servicer may proceed with Commencement of Foreclosure. Such election must be evidenced by written notice received by the Master Servicer within 24 hours of transmission of the notice provided by the Master Servicer under Section 9.02(a)(ii), except that such 24 hour period shall be extended for a reasonable period, not to exceed four Business Days if the Directing Holder requests additional information related to such foreclosure or such Subject Mortgage Loan, to permit the review of such additional information.

                  (c) With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Delay Foreclosure, the Directing Holder shall obtain a Current Appraisal as soon as practicable, and shall provide the Master Servicer with a copy of such Current Appraisal. With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Delay Foreclosure and as to which no amount has been realized on such Subject Mortgage Loan within six months from the time the Subject Mortgage Loan becomes delinquent, the Directing Holder shall obtain an Updated Current Appraisal and shall provide the Master Servicer with a copy of such Updated Current Appraisal.

                  (d) Within two Business Days of making any Election to Delay Foreclosure, the Directing Holder shall remit to the Master Servicer, for deposit in the Collateral Account, an amount, as calculated by the Master Servicer, equal to the sum of (1) 125% of the Fair Market Value determined pursuant to the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Master Servicer's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal) and (2) three months' interest on the Subject Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Directing Holder shall remit by wire transfer in advance to the Master Servicer for deposit in the Collateral Account the amount of each additional month's interest, as calculated by the Master Servicer, equal to interest on the Mortgage Loan at the applicable Mortgage Rate for the Excess Period. Nothing contained in this
Article IX shall alter the Master Servicer's obligation to make Payment Advances pursuant to Section 4.03.

                  (e) With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Delay Foreclosure, the Master Servicer may withdraw from the Collateral Account from time to time amounts necessary to reimburse the Master Servicer for all Payment Advances and Servicing Advances thereafter made by the Master Servicer in accordance with this Agreement. To the extent that the amount of any Servicing Advance is determined by the Master Servicer based on estimated costs, and the actual costs are subsequently determined to be higher than the estimate, the Master Servicer may withdraw the additional amount from the Collateral Account and if the actual costs are determined to be lower than such estimate, the Master Servicer shall deposit the amount of such difference into the Collateral Account. In the event that the Subject Mortgage Loan is brought current by the Mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Account by the Master Servicer as reimbursement for Payment Advances and Servicing Advances shall be redeposited therein by the Master Servicer and the Master Servicer shall be reimbursed as otherwise provided in this Agreement. Except as provided in the two preceding sentences, amounts withdrawn from the Collateral Account to cover Payment Advances and Servicing Advances shall not be redeposited therein or otherwise reimbursed to the Directing Holder; however, the Master Servicer waives any right to reimbursement for such amounts under any other provision of this Agreement. If and when any such Subject Mortgage Loan is brought current by the Mortgagor (including the payment to the Collateral Account of all related Payment Advances and Servicing Advances), all amounts remaining in the Collateral Account in respect of such Subject Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to this subsection) shall be released to the Directing Holder.

                  (f) With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Delay Foreclosure, the Master Servicer shall continue to service the Subject Mortgage Loan in accordance with the terms of this Agreement (other than the delay in Commencement of Foreclosure as provided herein). If and when the Directing Holder shall notify the Master Servicer that it believes that it is appropriate to do so, the Master Servicer shall proceed with the Commencement of Foreclosure.

                  (g) Upon the occurrence of a liquidation of a defaulted Mortgage Loan or the disposition of a REO Property with respect to any Subject Mortgage Loan, in either case as to which the Directing Holder made an Election to Delay Foreclosure, the Master Servicer shall calculate the amount, if any, by which the Fair Market Value determined pursuant to the Current Appraisal obtained under subsection (c) above exceeds the Liquidation Proceeds for the related Mortgage Loan or REO Property, and the Master Servicer shall withdraw the amount of such excess from the Collateral Account, shall remit the same to the Collection Account and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to this Agreement. If the Liquidation Proceeds for such Mortgage Loan or REO Property exceeds the Fair Market Value determined pursuant to the Current Appraisal obtained under subsection (c) above, the Master Servicer shall deposit immediately such excess into the Collection Account as additional Liquidation Proceeds pursuant to this Agreement. After making any such withdrawal as provided in this subsection (g), all amounts remaining in the Collateral Account in respect of such Subject Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e)) shall be released to the Directing Holder. If within six months of the time the Subject Mortgage Loan becomes delinquent, no amount has been realized on the Subject Mortgage Loan, the Directing Holder shall purchase the Mortgage Loan from the Trust Fund at a purchase price equal to the greater of
(i) the Fair Market Value shown on the Current Appraisal determined pursuant to subsection (c) above or (ii) the Fair Market Value shown on the Updated Current Appraisal determined pursuant to subsection (c) above. The Master Servicer shall first apply amounts on deposit in the Collateral Account towards such purchase price. Any shortfall shall be paid by the Directing Holder and any excess will be returned to it. The Master Servicer shall remit the amount of such purchase price to the Collection Account.

                  SECTION 9.04. Election to Commence Foreclosure Proceedings.

                  (a) In connection with any Subject Mortgage Loan identified under Section 9.02(a)(i), the Directing Holder may elect, for reasonable cause as determined by the Directing

Holder, to instruct the Master Servicer to proceed with Commencement of Foreclosure as soon as practicable.

                  (b) Within two Business Days of making any Election to Foreclose, the Directing Holder shall remit to the Master Servicer, for deposit in the Collateral Account, an amount, as calculated by the Master Servicer, equal to the sum of (1) 125% of the Stated Principal Balance of the Subject Mortgage Loan and (2) three months' interest on the Subject Mortgage Loan at the applicable Mortgage Rate. If and when any such Subject Mortgage Loan is brought current (including the payment to the Collateral Account of all related Payment Advances and Servicing Advances) by the Mortgagor, all amounts in the Collateral Account in respect of such Subject Mortgage Loan shall be released to the Directing Holder.

                  (c) With respect to any Subject Mortgage Loan as to which the Directing Holder has made an Election to Foreclose, the Master Servicer shall continue to service such Subject Mortgage Loan in accordance with the terms of this Agreement (other than to proceed with the Commencement of Foreclosure as provided herein). In connection therewith, the Master Servicer shall have the same rights to make withdrawals for related Payment Advances and Servicing Advances from the Collateral Account as are provided under Section 9.03(e), and the Master Servicer shall make reimbursements thereto to the limited extent provided under such subsection. The Master Servicer shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the Mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with or (ii) the Master Servicer reasonably determines that such foreclosure might result in liability to the Master Servicer, unless the Directing Holder provides, at such time, a general indemnity to the Master Servicer with respect to any such liability or (iii) the Master Servicer believes there is a breach of representations or warranties which may result in a repurchase or substitution of such Mortgage Loan or (iv) the Master Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances. Any foreclosure that has been initiated may be discontinued if the Subject Mortgage Loan has been brought current (including the payment to the Collateral Account of all related Payment Advances and Servicing Advances) or if a refinancing or prepayment occurs pursuant to which the Subject Mortgage Loan is brought current (including the payment to the Collateral Account of all related Payment Advances and Servicing Advances), without notice to the Directing Holder. If and when any such Subject Mortgage Loan is brought current by the Mortgagor (including the payment to the Collateral Account of all related Payment Advances and Servicing Advances), all amounts remaining in the Collateral Account in respect of such Subject Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to this subsection) shall be released to the Directing Holder.

                  (d) Upon the occurrence of a liquidation of a defaulted Mortgage Loan or the disposition of a REO Property, in either case with respect to any Subject Mortgage Loan as to which the Directing Holder made an Election to Foreclose and as to which the Master Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Master Servicer shall calculate the amount, if any, by which the Stated Principal Balance of such

Subject Mortgage Loan exceeds the Liquidation Proceeds for the related Mortgage Loan or REO Property, and the Master Servicer shall withdraw the amount of such excess from the Collateral Account, shall remit the same to the Collection Account and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to this Agreement. After making any such withdrawal or deposit as provided in this subsection (d), all amounts remaining in the Collateral Account in respect of such Subject Mortgage Loan shall be released to the Directing Holder.

                  SECTION 9.05. Termination.

                  With respect to all Subject Mortgage Loans included in the Trust Fund, the Directing Holder's rights to make any Election to Delay Foreclosure or any Election to Foreclose and the Master Servicer's obligations under Section 9.02 shall terminate upon the earliest of (i) such time as the Certificate Balance of the Class B-6 Certificates, as applicable, have been reduced to zero, (ii) the termination of this Agreement or (iii) such time as the Directing Holder ceases to be a Holder of a majority in Percentage Interest of the Class B-6 Certificates. Except as set forth above, this Article IX of this Agreement and the respective rights, obligations and responsibilities of the Directing Holder and the Master Servicer hereunder shall terminate and be of no further force and effect upon the final liquidation of the last Subject Mortgage Loan as to which the Directing Holder made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Account as provided herein.

                  SECTION 9.06. Collateral Account.

                  Upon receipt from the Directing Holder of the initial amount required to be deposited in the Collateral Account pursuant to Section 9.03(d) or Section 9.04(b), the Master Servicer shall establish and maintain as a separate Eligible Account (the "Collateral Account"), entitled "Wilshire Servicing Corporation, as Master Servicer, for LaSalle National Bank, as Trustee, in trust for registered Holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2." Amounts in the Collateral Account shall continue to be the property of the Directing Holder, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Account pursuant to Section 9.03 or Section 9.04 hereof.

                  Upon the termination of this Article IX of this Agreement pursuant to Section 9.05 hereof, the Master Servicer shall distribute to the Directing Holder all amounts remaining in the Collateral Account together with any investment earnings thereon.

                  The Collateral Account shall not be an asset of the Trust Fund and, for federal income tax purposes, shall be owned by the Directing Holder.

                  For purposes of determining whether a Payment Advance constitutes a Nonrecoverable Payment Advance, Liquidation Proceeds shall be deemed to include any amounts ultimately recoverable from the Collateral Account or, to the extent of any shortfall described in Section 9.09, from the Directing Holder.

                  SECTION 9.07. Collateral Account Permitted Investments.

                  The Master Servicer shall, at the written direction of the Directing Holder, invest the funds in the Collateral Account in Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Master Servicer shall invest funds in the Collateral Account in accordance with the definition of Permitted Investments herein in its discretion.

                  All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Account (net of any losses on such investments) and any payments of principal made in respect of any Permitted Investment shall be deposited in the Collateral Account upon receipt. All costs associated with the purchase and sale of Collateral Account Permitted Investments shall be borne by the Directing Holder. The Directing Holder shall deposit in the Collateral Account the amount of any loss incurred in respect of any such Permitted Investments made with funds in such Collateral Account immediately upon realization of such loss. The Master Servicer shall periodically (but not more frequently than monthly) distribute to the Directing Holder upon request an amount of cash, to the extent cash is available therefor in the Collateral Account, equal to the amount by which the balance of the Collateral Account, after giving effect to all other distributions to be made from the Collateral Account on such date, exceeds the Required Collateral Account Balance. Any amounts so distributed shall be released from the lien and security interest created pursuant of Section 9.08 of this Agreement.

                  SECTION 9.08. Grant of Security Interest.

                  The Directing Holder hereby grants to the Master Servicer for the benefit of the Certificateholders a security interest in and lien on all of the Directing Holder's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Account, (2) all amounts deposited in the Collateral Account and Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

                  The Directing Holder hereby acknowledges the lien on and security interest in the Collateral for the benefit of the Certificateholders. The Directing Holder shall take all actions requested by the Master Servicer as may be reasonably necessary to perfect the security interest created under this
Section 9.08 of this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Master Servicer for filing of appropriate financing statements in accordance with applicable law. Upon receipt of duly filed financing statements, the Master Servicer shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

                  SECTION 9.09. Collateral Shortfalls.

                  In the event that amounts on deposit in the Collateral Account at any time are insufficient to cover any withdrawals therefrom that the Master Servicer is then entitled to make hereunder, the Directing Holder shall be obligated to pay such amounts to the Master Servicer immediately upon demand. Such obligation shall constitute a general obligation of the Directing Holder.

                                    ARTICLE X

                                   TERMINATION

                  SECTION 10.01. Termination Upon Repurchase or Liquidation of
                                 All Mortgage Loans.

                  Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Fiscal Agent and the Trustee (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Master Servicer of all Mortgage Loans and each REO Property remaining in the Trust Fund at a price equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by an appraiser mutually agreed upon by such Holder and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of the Trust Fund (as determined by the Master Servicer and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  The Master Servicer shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Master Servicer may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the aggregate Legal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund after taking into account all payments made in respect thereof through the last day of the month preceding such date is less than 5% of the aggregate Legal Balance of the Mortgage Loans as of the Cut-off Date.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Master Servicer, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and
(iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Master Servicer, the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section
10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, contact the remaining related non-tendering Certificateholders concerning surrender of their Certificates in the manner reasonably specified to the Trustee by the Master Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 10.01.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

                  SECTION 10.02. Additional Termination Requirements.

                  (a) In the event that the Master Servicer purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                           (i) The Trustee shall specify the first day in the
                  90-day liquidation period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulation
                  Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer or the Depositor, as applicable;

                          (ii) During such 90-day liquidation period, and at or
                  prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash; and

                         (iii) At the time of the making of the final payment
                  on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the applicable Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

                  (b) At the expense of the requesting party (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 10.01, at the expense of the Trustee without the right of reimbursement from the Trust Fund), the Master Servicer shall prepare the documentation required in connection with the adoption of a plan of liquidation of a Trust Fund pursuant to this Section 10.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders.

                                   ARTICLE XI

                                REMIC PROVISIONS

                  SECTION 11.01. REMIC Administration.

                  (a) The Trustee shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC I Regular Interests are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-I Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. The REMIC II Regular Interests are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-II Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. The Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, together with Component A1-WAC, Component A2-WAC, Component A3-WAC, Component A4-WAC, Component Arrearage, Component B1-WAC, Component B2-WAC, Component B3-WAC, Component B4-WAC, Component B5-WAC and Component B6-WAC are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-III Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC III. Neither the Master Servicer or the Trustee shall, to the extent within the control of such Person, create or permit the creation of any other "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).

                  (c) The Closing Date is hereby designated as the "Startup Day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

                  (d) The Depositor shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any costs and expenses incurred by the Trustee, any professional fees or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trustee, as agent for the tax matters person of each of REMIC I, REMIC II and REMIC III, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving any of REMIC I, REMIC II or REMIC III and (ii) represent each of REMIC I, REMIC II and REMIC III in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Plurality Residual Certificateholders as to the applicable tax year shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-IT, as the tax matters person of each of REMIC I, REMIC II and REMIC III. By their acceptance thereof, the holder of the Plurality Residual Certificateholders as to the applicable tax year hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for each of REMIC I, REMIC II and REMIC III.

                  (e) The Trustee shall prepare, sign and file all of the Tax Returns in respect of the REMICs created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

                  (f) The Trustee shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III. The Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of each of REMIC I, REMIC II and REMIC III, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (g) The Trustee shall take such action as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to create or maintain the status of the REMICs created hereunder as REMICs under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not knowingly or intentionally take any action, cause any of REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any of REMIC I, REMIC II or REMIC III or the assets of any of REMIC I, REMIC II or REMIC III, or causing any of REMIC I, REMIC II or REMIC III to take any action, which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any of REMIC I, REMIC II or REMIC III, and the Master Servicer shall not take any such action or cause any of REMIC I, REMIC II or REMIC III to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee shall not cause any of the assets of the REMICs created hereunder to fail to be "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (h) In the event that any tax is imposed on "prohibited transactions" of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMICs as defined in Section 860G(c) of the Code, on any contributions to the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article XI, (ii) to the Master Servicer pursuant to Section 11.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article XI, or otherwise (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (i) On or before April 15 of each calendar year, commencing April 15, 1998, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article XI.

                  (j) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

                  (k) Following the Startup Day, the Trustee shall not accept any contributions of assets to any of REMIC I, REMIC II or REMIC III other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMICs will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any of REMIC I, REMIC II or REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (l) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 11.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any of REMIC I, REMIC II or REMIC III (iii) the termination of any of REMIC I, REMIC II or REMIC III pursuant to
Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any of REMIC I, REMIC II or REMIC III (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any of REMIC I, REMIC II or REMIC III after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) cause any of REMIC I, REMIC II or REMIC III to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 11.03. Master Servicer and Trustee Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article XI.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the Fiscal Agent and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the Fiscal Agent or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in Article III or this Article XI.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  SECTION 12.01. Amendment.

                  This Agreement may be amended from time to time by the parties hereto without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.01, Certificates registered in the name of the Depositor or the Master Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 12.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer servicing the larger aggregate principal amount of Mortgage Loans and at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel (at the expense of the Trust Fund) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 12.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 12.04. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 12.05. Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, Seven World Trade Center, New York, New York 10048,
Attention: Mortgage Finance Group (facsimile number (212) 783-3895), or such other address or facsimile number as may hereafter be furnished to the other parties hereto in writing by the Depositor, (b) in the case of the Master Servicer, 1776 South West Madison Street, Portland, Oregon 97205, Attention: Mr. Robert Rosen (facsimile number: (503) 233-8799), or such other address or facsimile number as may hereafter be furnished to the other parties hereto in writing by the Master Servicer and (c) in the case of the Trustee, 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Attention:
Asset-Backed Securities Trust Services Group, Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2 (facsimile number (312) 443-2236), or such other address or facsimile number as may hereafter be furnished to the other parties hereto in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

                  SECTION 12.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 12.07. Notice to Rating Agencies.

                  The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                  1.       Any material change or amendment to this Agreement;

                  2. The occurrence of any Master Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

                  5. The final payment to the Holders of any Class of Certificates;

                  6. Any change in the location of the Collection Account or the Distribution Account; and

                  7. Any event that would result in the inability of the Trustee to make advances regarding delinquent Mortgage Loans.

                  In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

                  1.       Each annual statement as to compliance described in
                           Section 3.20; and

                  2. Each annual independent public accountants' servicing report described in Section 3.21.

                  Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and to Duff & Phelps Credit Rating Company, 55 East Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention: RMBS Monitoring, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

                  SECTION 12.08. Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Trustee and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                  SALOMON BROTHERS MORTGAGE
                                  SECURITIES VII, INC.,
                                  as Depositor


                                  By: /s/ Susan Mills
                                     --------------------------------
                                  Name:   Susan Mills
                                  Title:  Assistant Vice President



                                  WILSHIRE SERVICING CORPORATION,
                                  as Master Servicer


                                  By: /s/ Robert Rosen
                                     --------------------------------
                                  Name:   Robert Rosen
                                  Title:  Senior Vice President



                                  LASALLE NATIONAL BANK,
                                  as Trustee


                                  By: /s/ Narayanan Kutty
                                     --------------------------------
                                  Name:   Narayanan Kutty
                                  Title:  Trust Officer



                                  ABN AMRO BANK N.V.,
                                  as Fiscal Agent


                                  By: /s/ Irene Pazik
                                     --------------------------------
                                  Name:   Irene Pazik
                                  Title:  Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )



                  On the ___ day of November 1997, before me, a notary public in and for said State, personally appeared Susan Mills, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the parties that executed the within instrument, and also known to me to be the person who executed it on behalf of said party, and acknowledged to me that such party executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF OREGON             )
                            ) ss.:
COUNTY OF _________________ )



                  On the ___ day of November 1997, before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _______________ of Wilshire Servicing Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF ILLINOIS        )
                         ) ss.:
COUNTY OF COOK           )



                  On the ___ day of November 1997, before me, a notary public in and for said State, personally appeared Michael B. Evans, known to me to be a First Vice President of LaSalle National Bank, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF                 )
                         ) ss.:
COUNTY OF                )



                  On the ___ day of October 1997, before me, a notary public in and for said State, personally appeared ________________________________, known to me to be a _________________________ of ABN AMRO BANK N.V., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

                                   EXHIBIT A-1

                          FORM OF CLASS A-1 CERTIFICATE

                  CLASS A-1 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through                           Class Certificate Balance
Rate: 6.59% per annum                  of the Class A-1 Certificates as of the
                                       Closing Date: $143,824,000

Cut-off Date: November 1, 1997         Initial Certificate Balance
                                       of this Class A-1 Certificate
Closing Date: November 25, 1997
   as of the Closing Date:             $143,824,000

First Distribution Date:
December 26, 1997                      Fiscal Agent:
                                       ABN AMRO Bank N.V.

Master Servicer:
Wilshire Servicing Corporation         CUSIP: 79548K XJ 2


Trustee:                               Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal amount of this

Class A-1 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class A-1 Certificates (their "Class Certificate Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution, or in the case of the first Distribution Date, on the Closing Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class A-1 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-1
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-1 Certificates are issuable in fully registered certificated form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchange able for new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  No service charge will be imposed for any registration or exchange of Class A-1 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-1 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                     Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dated:

                                        -------------------------------
                                        Signature by or on behalf of Assignor

                                        -------------------------------
                                        Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to_____________________________________________
-------------------------------------------------------------------------------
------------------------------------------------------------------for the
account of_______________________________________________________________.

     Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

     This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS A-2 CERTIFICATE

                  CLASS A-2 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through                            Class Certificate Balance
Rate: 6.75% per annum                   of the Class A-2 Certificates as of the
                                        Closing Date: $18,410,000

Cut-off Date: November 1, 1997          Initial Certificate Balance
                                        of this Class A-2 Certificate
Closing Date: November 25, 1997
         as of the Closing Date:        $18,410,000

First Distribution Date:
December 26, 1997                       Fiscal Agent:
                                        ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation          CUSIP: 79548K XK 9

Trustee:                                Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Certificate Balance") as of the Closing
Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which terms include any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution, or in the case of the first Distribution Date, on the Closing Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-2
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-2 Certificates are issuable in fully registered certificated form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchange able for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  No service charge will be imposed for any registration or exchange of Class A-2 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                     Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                          LASALLE NATIONAL BANK,
                                          as Certificate Registrar



                                          By:_________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dated:

                                           -------------------------------
                                           Signature by or on behalf of Assignor

                                           -------------------------------
                                           Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
_________________________________________________________________ for the
account of__________________________________________
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________
-------------------------------------------------------------------.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS A-3 CERTIFICATE

                  CLASS A-3 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through                           Class Certificate Balance
Rate: 6.85% per annum                  of the Class A-3 Certificates as of the
                                       Closing Date: $29,302,000

Cut-off Date: November 1, 1997         Initial Certificate Balance
                                       of this Class A-3 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:          $29,302,000

First Distribution Date:
December 26, 1997                      Fiscal Agent:
                                       ABN AMRO Bank N.V.

Master Servicer:
Wilshire Servicing Corporation         CUSIP: 79548K XL 7


Trustee:                               Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class A-3 Certificate (obtained by dividing the principal amount of this Class A-3 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class A-3 Certificates (their "Class Certificate Balance") as of the Closing
Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution, or in the case of the first Distribution Date, on the Closing Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class A-3 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-3
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-3 Certificates are issuable in fully registered certificated form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchange able for new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  No service charge will be imposed for any registration or exchange of Class A-3 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-3 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                   Authorized Officer






                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                           Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                           --------------------------------
                                           Signature by or on behalf of Assignor

                                           --------------------------------
                                           Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-4

                          FORM OF CLASS A-4 CERTIFICATE

                  CLASS A-4 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                    Class Certificate Balance
Rate: 7.25% per annum                   of the Class A-4 Certificates as of the
                                        Closing Date: $62,806,000

Cut-off Date: November 1, 1997          Initial Certificate Balance
                                        of this Class A-4 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:           $62,806,000

First Distribution Date:
December 26, 1997                       Fiscal Agent:
                                        ABN AMRO Bank N.V.

Master Servicer:
Wilshire Servicing Corporation          CUSIP: 79548K XM 5


Trustee:                                Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class A-4 Certificate (obtained by dividing the principal amount of this Class A-4 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class A-4 Certificates (their "Class Certificate Balance") as of the Closing
Date) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution, or in the case of the first Distribution Date, on the Closing Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class A-4 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-4
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-4 Certificates are issuable in fully registered certificated form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-4 Certificates are exchange able for new Class A-4 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  No service charge will be imposed for any registration or exchange of Class A-4 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-4 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                           Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                           Authorized Officer

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                           -------------------------------
                                           Signature by or on behalf of Assignor

                                           -------------------------------
                                           Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-5

                         FORM OF CLASS A-WAC CERTIFICATE

                 CLASS A-WAC MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through                             Class Certificate Balance
Rate: Variable                           of the Class A-WAC Certificates as of
                                         the Closing Date: $66,681,956
Cut-off Date: November 1, 1997
                                         Class Notional Amount of
                                         the Class A-WAC Certificates
Closing Date: November 25, 1997
      as of the Closing Date:            $367,719,177

First Distribution Date:
December 26, 1997                        Initial Certificate Balance
                                         of this Class A-WAC Certificate
Master Servicer:                         as of the Closing Date:
Wilshire Servicing Corporation
                                         $66,681,356

Trustee:                                 Certificate Notional Amount
LaSalle National Bank                    of this Class A-WAC Certificate
                                         as of the Closing Date:
Fiscal Agent:                            $367,719,177
ABN AMRO Bank N.V.

                                         CUSIP:79548K XP 8


                                         Certificate No. 1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $24,230.87 OF OID PER $100,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 6.72% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $560.89 PER $100,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT

METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.


                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class A-WAC Certificate (obtained by dividing the principal amount of this Class A-WAC Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class A-WAC Certificates (their "Class Certificate Balance") as of the Closing
Date) in that certain beneficial ownership interest evidenced by all the Class A-WAC Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution, or in the case of the first Distribution Date, on the Closing Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class A-WAC Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-WAC Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such

Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-WAC Certificates are issuable in fully registered certificated form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-WAC Certificates are exchangeable for new Class A-WAC Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-WAC Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  No service charge will be imposed for any registration or exchange of Class A- WAC Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-WAC Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                           Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-WAC Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                       Authorized Officer

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                          -------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions  shall,  if  permitted,  be  made  by  wire  transfer  or
otherwise,        in        immediately        available        funds,        to
_______________________________________________________________
_________________________________________________________________     for    the
account                                                                       of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-6

                          FORM OF CLASS B-1 CERTIFICATE

                  CLASS B-1 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                 Class Certificate Balance of the Class B-
Rate: 7.00% per annum                1 Certificates as of
                                     the Closing Date:
                                     $28,295,000

Cut-off Date: November 1, 1997       Initial Certificate Balance of the Class
                                      B-1 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:        $28,295,000

First Distribution Date:
December 26, 1997
                                     Fiscal Agent:
                                     ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation       CUSIP: 79548K XQ 6


Trustee:                             Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & COMPANY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class B-1 Certificate (obtained by dividing the principal amount of this Class B-1 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-1 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-1 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-1
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-1 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-1 Certificates are exchangeable for new Class B-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-1 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-1 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                   Authorized Officer






                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-1 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                          LASALLE NATIONAL BANK,
                                          as Certificate Registrar



                                          By:_________________________________
                                                            Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                          -------------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------------
                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-7

                          FORM OF CLASS B-2 CERTIFICATE

                  CLASS B-2 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                  Class Certificate Balance of the Class
Rate: 7.00% per annum                 B-2 Certificates as of
                                      the Closing Date:
                                      $17,413,000

Cut-off Date: November 1, 1997        Initial Certificate Balance of the Class
                                      B-2 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:         $17,413,000

First Distribution Date:
December 26, 1997
                                      Fiscal Agent:
                                      ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation        CUSIP: 79548K XR 4


Trustee:                              Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OFCEDE & COMPANY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class B-2 Certificate (obtained by dividing the principal amount of this Class B-2 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-2
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-2 Certificates are exchangeable for new Class B-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-2 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-2 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                           Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-2 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                           Authorized Officer

                                   ASSIGNMENT

                                    FOR VALUE RECEIVED,  the undersigned  hereby
sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                          -------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-8

                          FORM OF CLASS B-3 CERTIFICATE

                  CLASS B-3 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                 Class Certificate Balance of the Class
Rate: 7.00% per annum                B-3 Certificates as of
                                     the Closing Date:
                                     $17,413,000

Cut-off Date: November 1, 1997       Initial Certificate Balance of the Class
                                     B-3 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:        $17,413,000

First Distribution Date:
December 26, 1997
                                     Fiscal Agent:
                                     ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation       CUSIP: 79548K XS 2


Trustee:                             Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & COMPANY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Company is the registered owner of the Percentage Interest evidenced by this Class B-3 Certificate (obtained by dividing the principal amount of this Class B-3 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-3 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-3 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-3
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-3 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-3 Certificates are exchangeable for new Class B-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-3 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-3 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                           Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-3 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                           Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                         -------------------------------
                                         Signature by or on behalf of Assignor

                                         -------------------------------
                                         Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-9

                          FORM OF CLASS B-4 CERTIFICATE

                  CLASS B-4 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                 Class Certificate Balance of the Class
Rate: 7.00% per annum                B-4 Certificates as of
                                     the Closing Date:
                                     $11,971,000


Cut-off Date: November 1, 1997       Initial Certificate Balance of the Class
                                     B-4 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:        $10,621,000

First Distribution Date:
December 26, 1997
                                     Fiscal Agent:
                                     ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation


Trustee:                             Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SALOMON BROTHER INC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED PREPAYMENT SPEED OF 8% CPR, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $117.80 OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE, THE YIELD TO MATURITY IS 8.67% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.54 PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class B-4 Certificate (obtained by dividing the principal amount of this Class B-4 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-4 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-4 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-4
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-4 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-4 Certificates are exchangeable for new Class B-4 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-4 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-4 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-4 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-4 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                           Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                          -------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-10

                          FORM OF CLASS B-4 CERTIFICATE

                  CLASS B-4 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                 Class Certificate Balance of the Class
Rate: 7.00% per annum                B-4 Certificates as of
                                     the Closing Date:
                                     $11,971,000


Cut-off Date: November 1, 1997       Initial Certificate Balance of the Class
                                     B- 4 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:        $1,350,000

First Distribution Date:
December 26, 1997
                                     Fiscal Agent:
                                     ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation


Trustee:                             Certificate No. 2
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SALOMON BROTHER INC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED PREPAYMENT SPEED OF 8% CPR, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $117.80 OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE, THE YIELD TO MATURITY IS 8.67% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.54 PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class B-4 Certificate (obtained by dividing the principal amount of this Class B-4 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-4 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-4 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-4
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-4 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-4 Certificates are exchangeable for new Class B-4 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-4 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-4 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-4 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                     Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-4 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                    Authorized Officer

                                   ASSIGNMENT

  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                         -------------------------------
                                         Signature by or on behalf of Assignor

                                         -------------------------------
                                         Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-11

                          FORM OF CLASS B-5 CERTIFICATE

                  CLASS B-5 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                   Class Certificate Balance of the Class
Rate: 7.00% per annum                  B-5 Certificates as of
                                       the Closing Date:
                                       $8,706,000


Cut-off Date: November 1, 1997         Initial Certificate Balance of the Class
                                       B- 5 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:          $4,500,000

First Distribution Date:
December 26, 1997
                                       Fiscal Agent:
                                       ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation


Trustee:                               Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SALOMON BROTHERS INC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED PREPAYMENT SPEED OF 8% CPR, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $318.91 OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE, THE YIELD TO MATURITY IS 12.50% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.26 PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class B-5 Certificate (obtained by dividing the principal amount of this Class B-5 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-5 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-5 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-5
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-5 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-5 Certificates are exchangeable for new Class B-5 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or

Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-5 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-5 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-5 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                          LASALLE NATIONAL BANK,
                                          as Trustee



                                          By:_________________________________
                                                     Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-5 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                      Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                        -------------------------------
                                        Signature by or on behalf of Assignor

                                        -------------------------------
                                        Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.


         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-12

                          FORM OF CLASS B-5 CERTIFICATE

                  CLASS B-5 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                    Class Certificate Balance of the Class
Rate: 7.00% per annum                   B-5 Certificates as of
                                        the Closing Date:
                                        $8,706,000


Cut-off Date: November 1, 1997          Initial Certificate Balance of the Class
                                        B- 5 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:           $3,997,000

First Distribution Date:
December 26, 1997
                                        Fiscal Agent:
                                        ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation


Trustee:                                Certificate No. 2
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SALOMON BROTHERS INC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED PREPAYMENT SPEED OF 8% CPR, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $318.91 OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE, THE YIELD TO MATURITY IS 12.50% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.26 PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class B-5 Certificate (obtained by dividing the principal amount of this Class B-5 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-5 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-5 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-5
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-5 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-5 Certificates are exchangeable for new Class B-5 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-5 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-5 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-5 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer






                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-5 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                      Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                          -------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions  shall,  if  permitted,  be  made  by  wire  transfer  or
otherwise,        in        immediately        available        funds,        to
_______________________________________________________________
_________________________________________________________________     for    the
account                                                                       of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-13

                          FORM OF CLASS B-5 CERTIFICATE

                  CLASS B-5 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                   Class Certificate Balance of the Class
Rate: 7.00% per annum                  B-5 Certificates as of
                                       the Closing Date:
                                       $8,706,000


Cut-off Date: November 1, 1997         Initial Certificate Balance of the Class
                                       B- 5 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:          $209,000

First Distribution Date:
December 26, 1997
                                       Fiscal Agent:
                                       ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation


Trustee:                               Certificate No. 3
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SALOMON BROTHERS INC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED PREPAYMENT SPEED OF 8% CPR, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $318.91 OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE, THE YIELD TO MATURITY IS 12.50% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.26 PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class B-5 Certificate (obtained by dividing the principal amount of this Class B-5 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-5 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-5 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-5
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-5 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-5 Certificates are exchangeable for new Class B-5 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-5 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-5 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-5 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-5 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                    Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                         -------------------------------
                                         Signature by or on behalf of Assignor

                                         -------------------------------
                                         Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-14

                          FORM OF CLASS B-6 CERTIFICATE

                  CLASS B-6 MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                    Class Certificate Balance of the Class
Rate: 7.00% per annum                   B-6 Certificates as of
                                        the Closing Date:
                                        $29,385,467


Cut-off Date: November 1, 1997          Initial Certificate Balance of the Class
                                        B- 6 Certificate
Closing Date: November 25, 1997
      as of the Closing Date:           $29,385,467

First Distribution Date:
December 26, 1997
                                        Fiscal Agent:
                                        ABN AMRO Bank N.V.
Master Servicer:
Wilshire Servicing Corporation


Trustee:                                Certificate No. 1
LaSalle National Bank

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SALOMON BROTHERS INC OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED PREPAYMENT SPEED OF 8% CPR, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $730.33 OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE, THE YIELD TO MATURITY IS 33.06% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.59 PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES WITH HIGHER NUMERICAL DESIGNATIONS OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class B-6 Certificate (obtained by dividing the principal amount of this Class B-6 Certificate (its "Certificate Balance") as of the Closing Date by the aggregate principal amount of all the Class B-6 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (or in the case of the first Distribution Date, on the Closing Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class B-6 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class B-6
Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the

Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B-6 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B-6 Certificates are exchangeable for new Class B-6 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-6 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration or exchange of Class B-6 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B-6 Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                           Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-6 Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                          LASALLE NATIONAL BANK,
                                          as Certificate Registrar



                                          By:_________________________________
                                                            Authorized Officer

                                  EXHIBIT A-15

                          FORM OF CLASS IO CERTIFICATE

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through                                 Class Notional Amount of
Rate: 1.365% per annum                       the Class IO Certificates
                                             as of the Closing Date:
                                             $367,525,467
Cut-off Date: November 1, 1997
                                             Certificate Notional Amount
Closing Date: November 25, 1997              of this Class IO Certificate
                                             as of the Closing Date:

First Distribution Date:                     $367,525,467
December 26, 1997
                                             Fiscal Agent:
Master Servicer:                             ABN AMRO Bank N.V.
Wilshire Servicing Corporation
                                             Certificate No. 1

Trustee:
LaSalle National Bank                        CUSIP:79548K XN 3

THIS  CERTIFICATE  MAY  NOT  BE  PURCHASED  BY OR  PLEDGED,  SOLD  OR  OTHERWISE
TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 25, 1997. ASSUMING THAT THE MORTGAGE LOANS ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $4,376.12 OF OID PER $100,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS 8.79% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $50.35 PER $100,000 OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL NOT PREPAY OR, IF THEY DO, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class IO Certificate
(obtained by dividing the certificate notional amount of this Class IO Certificate (its "Certificate Notional Amount") as of the Closing Date by the certificate notional amount of all the Class IO Certificates (their "Certificate Notional Amount") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms have the respective meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement,  distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution, or in the case of the first Distribution Date, on the Closing Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having an initial aggregate Certificate
Notional  Amount  that is in excess  of the  lesser  of (i)  $5,000,000  or (ii)
two-thirds of the initial Certificate Notional Amount of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Notional Amount hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class IO Certificates are issuable in fully registered certificated form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchange able for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  No service charge will be imposed for any registration or exchange of Class IO Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this

Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                           Authorized Officer







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class IO Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                          LASALLE NATIONAL BANK,
                                          as Certificate Registrar



                                          By:_________________________________
                                                            Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:

                                          -------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------
                                          Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
_________________________________________________________________________.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to ________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-16

                          FORM OF CLASS R-I CERTIFICATE

                  CLASS R-I MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.



Cut-off Date: November 1, 1997               Percentage Interest evidenced by
                                             this Class R-I Certificate: 100.00%

Closing Date: December 25, 1997


First Distribution Date:
December 26, 1997                            Fiscal Agent:
                                             ABN AMRO Bank N.V.

Master Servicer:
Wilshire Servicing Corporation


Trustee:                                     Certificate No. 1
LaSalle National Bank

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE ASSIGNED TO "DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-WAC, CLASS IO, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B- 4, CLASS B-5 AND CLASS B-6 CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER
RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class R-I Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class R-I Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class R-I Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having a 66% Percentage Interest of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class R-I Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-I Certificates are exchangeable for new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as re quested by the Holder surrendering the same.

                  No  transfer,  sale,  pledge  or  other  disposition  of  this
Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (iii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (iii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar or Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-I Certificate to a Person that is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-I Certificate to a Person that is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" and a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.


                  No service charge will be imposed for any registration of transfer or exchange of Class R-I Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-I Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Service, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:



Dated:

                                         -------------------------------
                                         Signature by or on behalf of Assignor

                                         -------------------------------
                                         Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall be by check made payable to
__________________________________ and mailed to
____________________________________________________________________.

                  Applicable   statements   and  notices  should  be  mailed  to
______________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-17

                         FORM OF CLASS R-II CERTIFICATE

                  CLASS R-II MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.



Cut-off Date: November 1, 1997           Percentage Interest evidenced by
                                         this Class R-II Certificate: 100.00%

Closing Date: November 25, 1997

First Distribution Date:
December 26, 1997                        Fiscal Agent:
                                         ABN AMRO Bank N.V.

Master Servicer:
Wilshire Servicing Corporation


Trustee:                                 Certificate No. 1
LaSalle National Bank

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE ASSIGNED TO "DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-WAC, CLASS IO, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B- 4, CLASS B-5 AND CLASS B-6 CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER
RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class R-II Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class R-II Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class R-II Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having a 66% Percentage Interest of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class R-II Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-II Certificates are exchangeable for new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No  transfer,  sale,  pledge  or  other  disposition  of  this
Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (iii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (iii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar or Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-II Certificate to a Person that is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-II Certificate to a Person that is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" and a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of Class R-II Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-II Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Service, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                         LASALLE NATIONAL BANK,
                                         as Certificate Registrar



                                         By:_________________________________
                                                    Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:



Dated:

                                          -------------------------------
                                          Signature by or on behalf of Assignor

                                          -------------------------------
                                          Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall be by check made payable to
__________________________________ and mailed to
____________________________________________________________________.

         Applicable statements and notices should be mailed to
_________________________________________________________________.

         This  information  is  provided  by  ___________________________,   the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-18

                         FORM OF CLASS R-III CERTIFICATE

                 CLASS R-III MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1997-HUD2

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.



Cut-off Date: November 1, 1997            Percentage Interest evidenced by this
                                          Class R-III Certificate: 100.00%

Closing Date: November 25, 1997


First Distribution Date:
December 26, 1997                         Fiscal Agent:
                                          ABN AMRO Bank N.V.

Master Servicer:
Wilshire Servicing Corporation


Trustee:                                  Certificate No. 1
LaSalle National Bank

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE ASSIGNED TO "DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., WILSHIRE SERVICING CORPORATION, LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR ANY OF THE UNDERLYING MORTGAGE LOANS IS GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-WAC, CLASS IO, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B- 4, CLASS B-5 AND CLASS B-6 CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER
RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS, IF ANY, ON THIS CERTIFICATE.

                  This certifies that Salomon Brothers Inc is the registered owner of the Percentage Interest evidenced by this Class R-III Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the
"Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor", which term includes any successor entity under the Agreement), Wilshire Servicing Corporation (the "Master Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to all the Holders of the Class R-III Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class R-III Certificates will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates having a 66% Percentage Interest of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Notwithstanding anything herein to the contrary, no distributions will be made with respect to a Certificate that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Distribution Account and the Collection Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class R-III Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-III Certificates are exchangeable for new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No  transfer,  sale,  pledge  or  other  disposition  of  this
Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Furthermore, no transfer, sale, pledge or other disposition of any interest in this Certificate may be made by a Certificate Owner except in reliance on (i) Rule 144A under the Securities Act to a Qualified Institutional Buyer that is a acquiring such interest for its own account or for the account of another Qualified Institutional Buyer or (ii) Rule 501(a) under the Securities Act to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and any entity in which all the equity owners come within such paragraphs). If a transfer of this Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificate or interest therein without registration or qualification. Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to indemnify, the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transfer is made in accordance with Section 5.02 of the Agreement.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (iii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (iii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar or Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-III Certificate to a Person that is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-III Certificate to a Person that is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" and a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of Class R-III Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-III Certificates.

                  The Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Fiscal Agent and any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Fiscal Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Service, the Trustee, the Certificate Registrar, the Fiscal Agent or any such agent shall be affected by notice to the contrary.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                         LASALLE NATIONAL BANK,
                                         as Trustee



                                         By:_________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.

Dated:  November 25, 1997

                                          LASALLE NATIONAL BANK,
                                          as Certificate Registrar



                                          By:_________________________________
                                                    Authorized Officer

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass- Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:



Dated:

                                          --------------------------------
                                          Signature by or on behalf of Assignor

                                          --------------------------------
                                          Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall be by check made payable to
__________________________________ and mailed to
____________________________________________________________________.

         Applicable statements and notices should be mailed to
___________________________________________________________________.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                    EXHIBIT B

                                   [RESERVED]

                                   EXHIBIT C-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION


                                                     November 25, 1997

Salomon Brothers Mortgage Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

Wilshire Servicing Corporation
1776 South West Madison Street
Portland, Oregon 97205

         Re: Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., Wilshire Servicing Corporation, LaSalle National Bank and ABN AMRO Bank N.V. (Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1997-HUD2)
                  -------------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to Section 2.02 of the Agreement, we certify that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by this certification), (i) the Mortgage Note included in each Mortgage File required to be delivered to us pursuant to this Agreement is in our possession and (ii) such Mortgage Note has been reviewed by us and appears regular on its face and relates to such Mortgage Loan.

         Attached is the Trustee's  preliminary  exceptions  in accordance  with
Section 2.02 of the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.01 of the Agreement.

                                                     LaSalle National Bank

                                                     By:
                                                        -------------------
                                                     Name:
                                                     Title:

                                   EXHIBIT C-2

                       FORM OF TRUSTEE FINAL CERTIFICATION


                                                                      [Date]

Salomon Brothers Mortgage Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

Wilshire Servicing Corporation
1776 South West Madison Street
Portland, Oregon 97205


         Re: Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., Wilshire Servicing Corporation, LaSalle National Bank and ABN AMRO Bank N.V. (Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1997-HUD2)
                  -------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02 of the Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

                         (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of LaSalle National Bank, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable Pooling and Servicing Agreement, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                        (ii) the original  Mortgage  with  evidence of recording
                  thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                       (iii) an original  Assignment of the Mortgage executed in
                  the following form: "LaSalle National Bank, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., under the applicable Pooling and Servicing Agreement";

                        (iv) the original recorded  Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                         (v)  the   original  or  copies  of  each   assumption,
                  modification, written assurance or substitution agreement, if any; and

                        (vi) the  original  or  copies  of each  lender's  title
                  insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

         Attached is the Trustee's  exception  report in accordance with Section
2.02 of the Agreement. Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                        LASALLE NATIONAL BANK


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                    EXHIBIT D

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT


         This Mortgage Loan Purchase Agreement (this "Agreement") is dated as of November 21, 1997 and is between Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser") and Salomon Brothers Realty Corp., a New York corporation (the "Seller"). The Seller sells, and the Purchaser purchases, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached hereto as Schedule 1. Reference is made to the Pooling and Servicing Agreement dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Wilshire Servicing Corporation as master servicer (in such capacity, the "Master Servicer"), LaSalle National Bank as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"), relating to the issuance of the Purchaser's Mortgage Pass-Through Certificates, Series 1997-HUD2 (the "Certificates"). Capitalized terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

         1. PURCHASE PRICE; PURCHASE AND SALE. The purchase price (the "Purchase Price") for the Mortgage Loans shall be 106.210% of the unpaid principal balance thereof payable by the Purchaser to the Seller on November 25, 1997 (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Thacher Proffitt & Wood, New York, New York, at 9:00 a.m. New York time, on the Closing Date.

         On the Closing Date, the Purchaser shall pay the Purchase Price to the Seller. The Seller hereby transfers, assigns, sets over and otherwise conveys to the Purchaser all of the Seller's right, title and interest in and to the Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Seller's right, title and interest in and to any contractual rights against HUD relating to the Mortgage Loans and in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies relating to the Mortgage Loans. In connection with such transfer and assignment of the Mortgage Loans, the Seller shall promptly deliver to the Purchaser all cash received by it in respect of the Mortgage Loans after the Cut-off Date related to the Mortgage Loans. The Purchaser hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee or Custodian on its behalf, all documents, instruments and agreements related to the Mortgage Loans, including but not limited to those specified in Section 2.01 of the Pooling and Servicing Agreement.

         2. REPRESENTATIONS AND WARRANTIES. (a) The Seller hereby represents and warrants to the Purchaser and any assignee or designee of the Purchaser as of the date hereof and as of the Closing Date that:


            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with full power and authority to own its properties, to carry on its business as presently conducted by it and to enter and perform its obligations under this Agreement;

            (ii) The Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement and the Seller has duly executed and delivered the Agreement;

            (iii) Assuming the due authorization, execution and delivery of this
                  Agreement by the Purchaser, this Agreement and all of the obligations of the Seller hereunder are the legal, valid and binding obligations of the Seller, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, (B) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

            (iv) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Seller does not conflict with any provision of the certificate of incorporation or by-laws of the Seller or any law or regulation to which the Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement. The Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of this Agreement;

            (v) There is no action, suit or proceeding pending against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Seller to carry out its obligations under this Agreement or have a material adverse effect on the financial condition of the Seller or the ability of the Seller to perform its obligations under this Agreement; and

            (vi) The Seller is transferring the Mortgage Loans to the Purchaser free and clear of any and all liens, pledges, charges and security interests created by or through the Seller.

         (b) The Seller hereby represents, warrants and covenants to the Purchaser and any assignee or designee of the Purchaser that as of the Closing Date or as of such date specifically provided herein:

            (i) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the Cut-off Date, unless another date is set forth on the Mortgage Loan Schedule;

            (ii) As of the Cut-off Date, except with respect to approximately 100% of the Mortgage Loans, by Unpaid Principal Balance as of the Cut-off Date, each borrower has paid an amount equal to 66.67% of the aggregate amount of Original Scheduled Payments (or Forbearance Payments, in the case of each Initial Forbearance Period Loan) due for the three (3) calendar months immediately preceding the Cut-off Date.

            (iii) Each Mortgage Loan transferred hereunder is a valid first lien on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restriction, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

            (iv) Immediately prior to the assignment of the Mortgage Loans to the Purchaser hereunder for deposit into the Trust Fund, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest, and the Seller was the mortgagee of record with respect to each Mortgage or will become the mortgagee of record upon filing of the assignments (if any) to the Seller referred to in Section 2.01(iv) of the Pooling and Servicing Agreement;

            (v) There is no delinquent tax or assessment lien against any Mortgaged Property that is superior in lien status to the related Mortgage Loan;

            (vi) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage transferred to the Trust Fund;

           (vii) To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by the title insurance policy referred to in (ix) below;

         (viii) The Seller has not, except as the Mortgage File may reflect, modified the Mortgage in any material respect, satisfied, canceled or subordinated such Mortgage in whole or in part, released the related Mortgaged Property in whole or in part from the lien of such Mortgage, or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

         (ix) A lender's policy of title insurance or a commitment (binder) to issue the same (or, in the case of Mortgaged Properties located in areas in which such policies are not generally available, an attorney's certificate or opinion of title) is valid and remains in full force and effect;

         (x) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development;

         (xi) Each Mortgage Loan, as of the Closing Date, is a fixed rate or adjustable rate Mortgage Loan having an original term to maturity from the date on which the first monthly payment is due of generally not more than 30 years. The related Mortgage
                  Note is payable on the first day of each month in monthly installments of principal and interest, with interest payable in arrears;

         (xii) Each Mortgage Loan is directly secured by a Mortgage on real property and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire or improve or protect an interest in real property that, as of the origination date, was the only security for the Mortgage Loan, provided, that the Mortgage Loan has not been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default thereto was not reasonably foreseeable or (2) the fair market value of such real property was at least equal to 80% of the adjusted issue price of the Mortgage Loan (A) at origination (or, if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (B) at the Startup Day;

         (xiii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the program covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

         (xiv) Each Mortgage Loan was originated generally in accordance with the applicable HUD program;

         (xv) The Seller has no reason to believe that each BPO that was used to determine the value of the related Mortgaged Property does not reflect the fair market value of the related Mortgaged Property at the time of the BPO;

         (xvi) No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Mortgage Loan has taken place on the part of any person, including, without limitation, the related mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Mortgage Loan; and

         (xvii)   Each Mortgage Loan constitutes a qualified mortgage under
                  Section 860G(a)(3)(A) of the Code and Treasury Regulations
                  Section 1.860G-2(a)(1) and (3).

         3.      CURE OF BREACHES; REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS.

         (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the lack of which materially and adversely affects the value of such Mortgage Loan, or of the breach by the Seller of any representation, warranty or covenant under this Agreement in respect of any related Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the interest therein of the Purchaser or any assignee or designee of the Purchaser, the party discovering such fact shall promptly give or cause to be given written notice thereof to the other party hereto. The Purchaser shall cause the Master Servicer to request that the Seller deliver such missing document or cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, then (i) in connection with any such breach that could not reasonably have been cured within such 60 day period, if the Seller shall have commenced to cure such breach within such 60 day period, to proceed thereafter diligently and expeditiously to cure the same within an additional 60 day period and (ii) in connection with any such breach (subject to clause (i) above) or in connection with any missing document or defect, to repurchase such Mortgage Loan at the Purchase Price within 120 days after the date on which the Seller was notified (subject to Section 2.03(e) of the Pooling and Servicing Agreement). In lieu of repurchasing any such Mortgage Loan as set forth above, the Seller may substitute for such Mortgage Loan (in which case it shall become a Deleted Mortgage Loan) one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 3(b) hereof. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Purchaser or any assignee or designee of the Purchaser.

                  (b) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 3(a) by the Seller must be effected prior to the date which is two years after the Startup Day for the Trust Fund.

                  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by such Seller delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary prior and other endorsements thereon, as are required by Section 2.01 of the Pooling and Servicing Agreement, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. Modified Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Modified Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject in all respects to the terms of this Agreement, including as of the date of substitution all applicable representations and warranties of the Seller in
Section 2(b) hereof.

                  For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Purchaser will cause to be determined the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Legal Balance thereof as of the date of substitution, together with one month's interest on the related Scheduled Principal Balance at the applicable Mortgage Rate. On the date of such substitution, the Seller will deliver or cause to be delivered an amount equal to the Substitution Shortfall Amount, if any.

                  In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (A) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (B) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (c) Upon discovery by the Purchaser or the Seller that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other party hereto. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 3(b), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 3(a).

         4. ASSIGNMENT TO TRUSTEE. The Seller consents to the assignment by the Purchaser to the Trustee, as trustee under the Pooling and Servicing Agreement for the benefit of the Holders of the Certificates, of all the Purchaser's rights under this Agreement.

         5. OPINIONS OF COUNSEL. The Seller hereby covenants to deliver or cause to be delivered to the Purchaser, simultaneously with the execution hereof, opinions of counsel as to various corporate matters in form satisfactory to the Purchaser.

         6. NOTICES. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to it at Salomon Brothers Mortgage Securities VII, Inc., Seven World Trade Center, New York, New York 10048,
Attention: Mortgage Finance Group, telephone: (212) 783-7000, facsimile: (212) 783-3895, or such other address as may be designated by the Purchaser to the Seller in writing, or, if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at Salomon Brothers Realty Corp., Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, telephone: (212) 783-7000, facsimile: (212) 783-3895, or such other address as may be designated by the Seller to the Purchaser in writing.

         7. TRUSTEE BENEFICIARY. The representations, warranties and agreements made by the Seller in this Agreement are made for the benefit of, and may be enforced by or on behalf of, the Trustee and the Certificateholders to the same extent that the Purchaser has rights against the Seller under this Agreement in respect of representations, warranties and agreements made by the Seller herein and such representations and warranties shall survive delivery of the respective Mortgage Files to the Trustee until the termination of the Pooling and Servicing Agreement.

         8. MISCELLANEOUS. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner which would have a material adverse effect on Holders of the Certificates without the prior written consent of the Trustee. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

         9. CHARACTERIZATION. It is the express intent of the parties hereto that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Purchaser or any successor thereto of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.

         IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:
                                           ------------------------------------
                                       Name:         Susan Mills
                                       Title:        Assistant Vice President





                                       SALOMON BROTHERS REALTY CORP.

                                       By:
                                          -------------------------------------
                                       Name:        Susan Mills
                                       Title:       Authorized Agent

                                   SCHEDULE 1

                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT E-1

                      FORM OF SERVICER REQUEST FOR RELEASE


                                                             [Date]


LaSalle National Bank, as Trustee
135 South LaSalle Street, Suite 1740
Chicago, Illinois  60674-4105
Attention: ABS Group - Salomon 1997-HUD2

         Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage
             Pass-Through Certificates, Series 1997-HUD2
             -------------------------------------------------------------

         In connection with the administration of the Mortgage Files held by or on behalf of you as trustee under the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Wilshire Servicing Corporation as master servicer, LaSalle National Bank as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V. as fiscal agent, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:
Address:
Loan No.:

If only particular documents in the Mortgage File are requested, please specify which:


Reason for requesting file (or portion thereof):

______   1.       Mortgage Loan paid in full.

                  The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Collection Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.

______   2.       Other.  (Describe)


         The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

         Capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.


                                              WILSHIRE SERVICING CORPORATION
                                              as Master Servicer



                                              By:
                                                  -----------------------------
                                              Name:
                                              Title:

                                   EXHIBIT F-1

                         FORM OF TRANSFEROR CERTIFICATE



                                                             [Date]



LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1740
Chicago, Illinois  60674-4105
Attention:  ABS Group - Salomon 1997-HUD2

         Re:      Salomon  Brothers  Mortgage   Securities  VII,  Inc.  Mortgage
                  Pass-Through     Certificates,     Series    1997-HUD2    (the
                  "Certificates")
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of Class ______ Certificates [having an initial [Certificate Balance] [Certificate Notional Amount] as of November 25, 1997 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Wilshire Servicing Corporation as master servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                  2. Neither the  Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.


                                                 Very truly yours,

                                                 -----------------------------
                                                 (Transferor)

                                                 By:
                                                       -------------------------
                                                 Name:_________________________
                                                 Title:________________________

                                  EXHIBIT F-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      (FOR QUALIFIED INSTITUTIONAL BUYERS)




                                                             [Date]


LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1740
Chicago, Illinois  60674-4105
Attention:  ABS Group - Salomon 1997-HUD2

         Re:      Salomon  Brothers  Mortgage   Securities  VII,  Inc.  Mortgage
                  Pass-Through     Certificates,     Series    1997-HUD2    (the
                  "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of Class ______ Certificates [having an initial [Certificate Balance] [Certificate Notional Amount] as of November 25, 1997 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Wilshire Servicing Corporation as master servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer) as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Certificates and distributions thereon,
         (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Transferred Certificates, that it has requested.

                                             Very truly yours,


                                             ---------------------------------
                                             (Transferee)


                                             By:
                                                 -----------------------------
                                             Name:____________________________
                                             Title:___________________________

                                                      ANNEX 1 TO EXHIBIT F-2A
                                                      -----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [for Transferees other than Registered Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and LaSalle National Bank, as Certificate
Registrar,   with  respect  to  the  mortgage  pass-through  certificates  being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statement, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

          ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having -------- 1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statement, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the ------------- Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

                  -------------------------------------------------------------
                  -------------------------------------------------------------
                  -------------------------------------------------------------


                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___              Will the Transferee be purchasing the
         Yes      No               Transferred Certificatesonly for the
                                   Transferee's own account?


                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                              ---------------------------------
                                              Print Name of Transferee


                                              By:
                                                  -----------------------------
                                              Name:____________________________
                                              Title:___________________________

                                              Date:____________________________

                                                     ANNEX 2 TO EXHIBIT F-2A
                                                     -----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [for Transferees that are Registered Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and LaSalle National Bank, as Certificate
Registrar,   with  respect  to  the  mortgage  pass-through   certificate  being
transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ____     ____       Will the Transferee be purchasing the
                                      Transferred Certificates only for the
                  Yes      No         Transferee's own account?

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            -----------------------------------
                                            Print Name of Transferee or Adviser

                                            By:
                                                -------------------------------
                                            Name:
                                            Title:

                                            IF AN ADVISER:


                                            -----------------------------------
                                            Print Name of Transferee


                                            Date:

                                  EXHIBIT F-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                    (FOR INSTITUTIONAL ACCREDITED INVESTORS)

                                                             [Date]

LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1740
Chicago, Illinois  60674-4105
Attention:  ABS Group - Salomon 1997-HUD2

            Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2 (the "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________ (the "Transferor") to
_______________________________  (the  "Transferee")  of Class ___  Certificates
[having an initial [Certificate Balance] [Certificate Notional Amount] as of November 25, 1997 (the "Closing Date") of $__________] [evidencing a ___% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Wilshire Servicing Corporation as master servicer, LaSalle National Bank as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                  2.  The   Transferee   understands   that  (a)  the  Class  of
Certificates to which the Transferred Certificates belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Class of Certificates to which the Transferred Certificates belong, and (c) no Transferred Certificate may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either: (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit F-2A or as Exhibit F-2B to the Pooling and Servicing Agreement; or (B) an opinion of counsel satisfactory to the Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                  3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that each Transferred Certificate will bear the following legends:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

                  4. Neither the  Transferee nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) made any general solicitation with respect to any Certificate, any interest in any Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Certificate, any interest in any Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the

Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

                  5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, and (e) all related matters, that it has requested. If the Transferee did not purchase the Transferred Certificates from the Transferor in connection with the initial issuance of the Transferred Certificates and was provided with a copy of the Private Placement Memorandum dated November 25, 1997 (the "PPM") relating to the original sales (the "Original Sales") of the Certificates by the Depositor, the Transferee acknowledges that the PPM was prepared by the Depositor solely for use in connection with the Original Sales and the Depositor did not participate in or facilitate in any way the acquisition of the Transferred Certificate by the Transferee from the Transferor, and the Transferee agrees that it will look solely to the Transferor and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (x) any error or omission, or alleged error or omission, contained in the PPM, or (y) any information, development or event arising after the date of the PPM.

                  6. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificate; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                           Very truly yours,


                                           -----------------------------------
                                           (Transferee)


                                           By:
                                               -------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT F-3

                         FORM OF TRANSFEREE CERTIFICATE
                            IN CONNECTION WITH ERISA


                                                             [Date]


LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1740
Chicago, Illinois  60674-4105
Attention:  ABS Group - Salomon 1997-HUD2

            Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1997-HUD2 (the "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of Class ______ Certificates [having an initial Certificate Balance as of November 25, 1997 (the "Closing Date") of $__________] [evidencing a ____% Percentage Interest in the related Class] (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Wilshire Servicing Corporation as master servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, as follows (check the applicable paragraph):

___ The Transferee is neither (A) an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which such plans, accounts or arrangements are invested, including, without limitation, an insurance company general account, that is subject to ERISA or the Code (each, a "Plan"), nor (B) a Person who is directly or indirectly purchasing the Transferred Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or

___ The Transferee is using funds from an insurance company general account to acquire the Transferred Certificates on back of this page, and the acquisition and holding of the Transferred Certificates is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under Prohibited Transaction Class Exemption ("PTCE") 95-60; or

___ The Transferee is an "investment fund" described in PTCE 84-14, and the acquisition and holding of the Transferred Certificates is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee, the Fiscal Agent, the Master Servicer or the Trust Fund to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and the purchase and holding of such Certificates by such Person is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under PTCE 84-14; or

___ The Transferee is an insurance company, insurance service or insurance organization (an "Insurer") qualified to do business in the applicable state and the Insurer has issued to the Plan a "guaranteed benefit policy" within the meaning of Section 401(b)(2) of ERISA such that the assets of the Plan are deemed to include such policy but are not deemed to include any assets of such Insurer pursuant to Section 401(b)(2) of ERISA.

                                               Very truly yours,


                                               --------------------------------
                                               (Transferee)


                                               By:
                                                  -----------------------------
                                               Name:___________________________
                                               Title:__________________________

                                   EXHIBIT G-1

          FILE LAYOUT FOR MASTER SERVICER REMITTANCE REPORT TO TRUSTEE

                                   EXHIBIT G-2

               FILE LAYOUT FOR TRUSTEE DISTRIBUTION DATE REPORT TO
                                 MASTER SERVICER

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                     FOR TRANSFERS OF RESIDUAL CERTIFICATES

STATE OF             )
                     ) ss:
COUNTY OF            )


                  ____________________, being first duly sworn, deposes and says that:

                  1. I am the ____________________ of ___________________,  (the
prospective transferee (the "Transferee") of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2, Class [R-I] [R-II] [R-III], evidencing a ____% Percentage Interest in such Class (the "Residual Certificates")), a ________________________ duly organized and validly existing under the laws of ____________________, on behalf of which I make this affidavit. Capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement pursuant to which the Residual Certificates were issued (the "Pooling and Servicing Agreement").

                  2. The Transferee (i) is, and as of the date of transfer will be, a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

                  3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to "disqualified organizations" under the Code that applies to all transfers of the Residual Certificates; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non- Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

                  4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

                  6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

                  7.  The  Transferee's   taxpayer   identification   number  is
_________________.

                  8. The  Transferee  has  reviewed  the  provisions  of Section
5.02(d) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificates (in particular, clause
(iii)(A) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Certificate to a Person other than the Transferee and clause
(iii)(B) of Section 5.02(d) which authorizes the Trustee to negotiate a mandatory sale of the Residual Certificates, in either case, in the event that the Transferee holds such Residual Certificates in violation of Section 5.02(d)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

                  9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax.

                  10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

                  11. The Transferee will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit H-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

                  12. The Transferee is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________, attested by its ________________, this
___ day of _______, 199__.


                                  [TRANSFEREE]


                                  By:
                                      ----------------------------
                                  Name:
                                  Title:


ATTEST:


By:
   ---------------------------
Name:
Title:





                  Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

                  Subscribed and sworn before me this     day of
 _____________________, 199__.



                                  ----------------------------
                                  NOTARY PUBLIC

                                  COUNTY OF
                                  STATE OF
                                                     My  Commission  expires the
                                                     _________       day      of
                                                     ___________, 199__.

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE
                     FOR TRANSFERS OF RESIDUAL CERTIFICATES


                                                             [Date]

LaSalle National Bank, as Certificate Registrar
135 South LaSalle Street, Suite 1740
Chicago, Illinois  60674-4105
Attention:  ABS Group - Salomon 1997-HUD2

      Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates, Series 1997-HUD2 (the "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of [Class R-I] [Class R-II] [Class R-III] Certificates evidencing a ____% Percentage Interest in the related Class (the "Residual Certificates"). The Certificates, including the Residual Certificates, were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1997, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Wilshire Servicing Corporation as master servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. No purpose of the Transferor relating to the transfer of the Residual Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

                  2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.

                  3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for

United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                            Very truly yours,


                                            -----------------------------------
                                            (Transferor)

                                            By:
                                                -------------------------------
                                            Name:______________________________
                                            Title:_____________________________

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                          [TO BE PROVIDED UPON REQUEST]